SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05071 / 33-13247

SATURNA INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Jane K. Carten
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant’s Telephone Number – (360) 734-9900 Ext. 1701

Date of fiscal year end: November 30, 2022
Date of reporting period: May 31, 2022

Item 1. Report To Shareowners

Fund	Ticker	Share Class
Short-Term Bond	STBFX	
Bond Income	SBIFX	
Core	SCORX	
Global High Income	SGHIX	
Growth	SSGFX	Investor Shares
	SGZFX	Z Shares
International	SSIFX	Investor Shares
	SIFZX	Z Shares

SEXTANT MUTUAL FUNDS

Semi-Annual Report

May 31, 2022

Performance Summary (as of June 30, 2022)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-4.29%	-0.12%	0.68%	0.84%	1.74%	0.66%	0.60%

Bloomberg US Aggregate 1-3 Years Index	-3.58%	0.21%	1.01%	0.99%	1.92%	n/a

Sextant Bond Income Fund (SBIFX)	-13.27%	-1.92%	0.43%	1.48%	3.11%	0.58%

Bloomberg US Aggregate Bond Index	-10.29%	-0.93%	0.88%	1.54%	3.26%	n/a

FTSE US Broad Investment-Grade Bond Index	-10.55%	-0.92%	0.88%	1.55%	3.33%	n/a

Sextant Core Fund (SCORX)	-7.95%	4.56%	5.64%	5.42%	4.41%	0.57%

Dow Jones Moderate US Portfolio Index	-14.07%	3.07%	4.53%	6.18%	4.98%	n/a

Sextant Global High Income Fund (SGHIX)	-7.69%	-0.68%	2.69%	3.98%	n/a	0.78%	0.75%

S&P Global 1200 Index	-13.36%	7.52%	8.21%	10.03%	5.78%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	-16.20%	10.38%	12.59%	11.65%	7.89%	0.74%

Sextant Growth Fund Z Shares (SGZFX)	-15.98%	10.64%	12.85%	n/a	n/a	0.51%

S&P 500 Index	-10.62%	10.57%	11.30%	12.95%	8.53%	n/a

Sextant International Fund Investor Shares (SSIFX)	-18.52%	1.60%	6.47%	5.52%	3.34%	0.93%

Sextant International Fund Z Shares (SIFZX)	-18.35%	1.82%	6.72%	n/a	n/a	0.72%

MSCI EAFE Index	-17.33%	1.54%	2.69%	5.88%	1.90%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

Z Shares of Sextant Growth and International Funds began operations June 2, 2017.

A note about risk: Please see Notes to Financial Statements beginning on page 50 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period.

The S&P 500 Index is an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The MSCI EAFE Index is an international index focused on Europe, Australasia, and the Far East. The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The Dow Jones Moderate Portfolio Index is a broad-based index of stock and bond prices. The Bloomberg US Aggregate 1-3 Years Index tracks bonds with 1-3 year maturities within the flagship Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The FTSE US Broad Investment-Grade Bond Index is a broad-based index of medium and long-term investment grade bond prices. Investors cannot invest directly in the indices.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Sextant Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.sextantfunds.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2022	Semi-Annual Report

Fellow Shareowners:	July 15, 2022

Securities markets declined significantly during the six-months ended May 31, 2022, with the S&P 500 Index falling -8.85% and the Dow Jones Moderate Portfolio Index losing -8.74%. Foreign markets also faltered during the period, with the MSCI EAFE Index declining -6.45% and the S&P Global 1200 Index losing -7.83%. Fixed-income markets faced challenges, with most indices declining – the FTSE USBIG Bond Index lost -9.40% and the shorter-term Bloomberg US Aggregate 1-3 Year Index fell -2.60%.

For the fiscal period ended May 31, 2022, Sextant Growth Fund Investor Shares fell -15.70%, trailing the S&P 500. Both Sextant Core Fund and Sextant International Fund Investor Shares trailed their benchmarks for the period, losing -12.29% and -15.30% respectively. Sextant Global High Income Fund, which gained a modest 0.10%, was the only Sextant Fund to end the period in positive territory, while Sextant Bond Income Fund fell -12.29%, and Sextant Short-Term Bond Fund fell -3.04%.

Sextant Global High Income Fund celebrated its 10th Anniversary on March 30, 2022

The Sextant Funds offer investors a broad mix of investment vehicles: growth equities, international exposure, and a blended portfolio, plus global high income, short-term and long-term fixed-income options. This array of portfolios serves our investors in both bull and bear markets by providing basic elements to build a low-expense, balanced investment program emphasizing a value approach to investing.

The annualized expense ratios of the six no-12b-1 fee Sextant Fund share classes ranged from 0.60% to 0.98% (see page 57 for more details). Saturna Capital helped by capping expenses for the Sextant Short-Term, Sextant Bond Income, and Sextant Global High Income Funds. Overall assets of the Funds were $167 million as of May 31, 2022.

Sextant Global High Income Turns 10

The Sextant Global High Income Fund reached 10 years of operation on March 30, 2022. The Fund was thoughtfully designed in 2012 to help investors – particularly current and prospective retirees – by seeking to provide a higher income alternative to low bond yields. As of May 31, 2022, the Fund sported a 4.02% 30-day yield (3.53% unsubsidized).

Semi-Annual Report	May 31, 2022	3

Going Forward

What is the likely long-term environment as we emerge from the current period of disruption – what do things look like on the other side? Two theses are competing. The first expects that we return to a period like the decade following the Global Financial Crisis (GFC) with anemic growth, low inflation, and low interest rates. Presumably such an easy money environment would support renewed asset price inflation with housing and stocks once again off to the races, the latter focusing on growth opportunities be they immediate or in the future. Elements contributing to this outlook include the deflationary effect of aging demographics, stagnant to falling developed world populations, and continued efficiency gains from technological development such as automation.

Others argue that a pullback in globalization coupled with an end to the China-driven surge in working age population that has helped restrain prices for much of the century will empower workers to demand higher wages, leading companies to increase prices, creating a cycle of embedded inflation and implying higher interest rates. Any sign of trouble will spur governments to act more aggressively than they did following the GFC and follow more closely their pandemic playbooks given the apparent victory of Modern Monetary Theory and the absence of bond market vigilantes.

While far too early to settle upon the likely outcome, between now and then we face the highest interest rates in decades. Given our focus on strongly cash generative, low debt companies, such an environment may prove relatively beneficial for our investments. They will not be burdened by high interest payments and may be able to exploit difficulties faced by other, more heavily indebted companies or take advantage of opportunities to invest when others cannot.

We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. We will continue to hold the wheel, actively charting a course through turbulent waters. We thank you for your continued investment with us.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

4	May 31, 2022	Semi-Annual Report

Sextant Funds Portfolio Management

(photo omitted)	Scott Klimo CFA® Sextant Growth Fund Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Sextant Bond Income Fund Portfolio Manager Sextant Short-Term Bond Fund Deputy Portfolio Manager

(photo omitted)	Christopher Paul MBA, CFA® Sextant Core Fund Sextant International Fund Portfolio Manager Sextant Growth Fund Deputy Portfolio Manager	(photo omitted)	Levi Stewart Zurbrugg MBA, CFA®, CPA® Sextant Short-Term Bond Fund Portfolio Manager

(photo omitted)	Bryce Fegley MS, CFA®, CIPM® Sextant Global High Income Fund Sextant Core Fund Portfolio Manager Sextant Bond Income Fund Deputy Portfolio Manager	(photo omitted)	Chris Lang CFA® Sextant International Fund Deputy Portfolio Manager

(photo omitted)	Patrick Drum MBA, CFA®, CFP® Sextant Global High Income Fund Deputy Portfolio Manager

Semi-Annual Report	May 31, 2022	5

Performance Summary (as of May 31, 2022)

						Expense Ratio[1]

Average Annual Total Returns	1 Year	3 Year	5 Year	10 Year	15 Year	Gross	Net

Sextant Short-Term Bond Fund (STBFX)	-3.74%	0.37%	0.81%	0.91%	1.81%	0.66%	0.60%

Bloomberg US Aggregate 1-3 Years	-3.05%	0.63%	1.15%	1.06%	2.00%	n/a

Sextant Bond Income Fund (SBIFX)	-10.10%	-0.77%	0.78%	1.61%	3.21%	0.58%

Bloomberg US Aggregate	-8.22%	0.00%	1.17%	1.71%	3.35%	n/a

FTSE US Broad Investment-Grade Bond Index	-8.35%	0.01%	1.18%	1.71%	3.41%	n/a

Sextant Core Fund (SCORX)	-3.10%	8.14%	6.89%	6.14%	4.74%	0.57%

Dow Jones Moderate US Portfolio Index	-8.22%	6.63%	5.85%	7.07%	5.36%	n/a

Sextant Global High Income Fund (SGHIX)	-1.00%	3.34%	4.23%	5.12%	n/a	0.78%	0.75%

S&P Global 1200 Index	-4.19%	13.16%	10.29%	11.57%	6.39%	n/a

Sextant Growth Fund Investor Shares (SSGFX)	-5.53%	16.45%	14.56%	12.86%	8.33%	0.74%

Sextant Growth Fund Z Shares (SGZFX)	-5.31%	16.73%	n/a	n/a	n/a	0.51%

S&P 500 Index	-0.30%	16.42%	13.38%	14.39%	9.04%	n/a

Sextant International Fund Investor Shares (SSIFX)	-8.69%	6.00%	8.32%	6.89%	3.98%	0.93%

Sextant International Fund Z Shares (SIFZX)	-8.48%	6.22%	n/a	n/a	n/a	0.72%

MSCI EAFE Index	-10.18%	6.92%	4.67%	7.65%	2.57%	n/a

Performance data quoted above represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.sextantfunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries, as well as the risk of currency fluctuations.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods.

6	May 31, 2022	Semi-Annual Report

Sextant Short-Term Bond Fund

Performance Summary

Average Annual Total Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Short-Term Bond Fund	-3.74%	0.81%	0.91%	0.66%

Bloomberg US Aggregate 1-3 Years	-3.05%	1.15%	1.06%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2012, to an identical amount invested in the Bloomberg US Aggregate 1-3 Years Index. The Bloomberg US Aggregate 1-3 Years Index tracks bonds with 1-3 year maturities within the flagship Bloomberg US Aggregate Bond Index. The Bloomberg US Aggregate Bond Index is a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The graph shows that an investment in the Fund would have risen to $10,946 versus $11,118 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.60%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Short-Term Bond Fund are capital preservation and current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Note (2.625% due 12/31/2025)	7.4%

United States Treasury Note (2.50% due 08/15/2023)	4.2%

McCormick & Co. (2.70% due 08/15/2022)	4.1%

United States Treasury Note (2.875% due 04/30/2025)	3.3%

Qualcomm (2.60% due 01/30/2023)	3.3%

Burlington Northern Santa Fe (3.05% due 09/01/2022)	3.3%

3M (2.00% due 06/26/2022)	3.3%

Cash Management Bill (0.00% due 07/26/2022)	3.3%

Gilead Sciences (2.50% due 09/01/2023)	3.3%

Bank of America Corp (3.50% due 04/19/2026)	3.3%

Portfolio Diversification

% of Total Net Assets

Government Bonds	21.8%	∎
Consumer Staples	20.0%	∎
Financials	12.9%	∎
Technology	11.2%	∎
Utilities	10.4%	∎
Materials	9.0%	∎
Health Care	3.7%	∎
Industrials	3.3%	∎
Consumer Discretionary	3.0%	∎
Other Assets (net of liabilities)	4.7%	∎

Semi-Annual Report	May 31, 2022	7

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2022

Corporate Bonds – 73.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Autozone	3.25% due 04/15/2025	$300,000	$297,359	2.5%

VF	2.40% due 04/23/2025	67,000	65,159	0.5%

			362,518	3.0%

Consumer Staples

Church & Dwight	2.875% due 10/01/2022	350,000	350,609	2.9%

Costco Wholesale	2.75% due 05/18/2024	385,000	386,017	3.2%

Dollar General	4.15% due 11/01/2025	300,000	305,093	2.5%

Estee Lauder	2.35% due 08/15/2022	350,000	350,548	2.9%

McCormick & Co.	2.70% due 08/15/2022	500,000	500,520	4.1%

Procter & Gamble	2.80% due 03/25/2027	200,000	196,293	1.7%

Walmart	2.85% due 07/08/2024	325,000	326,145	2.7%

			2,415,225	20.0%

Financials

Bank of America Corp	3.50% due 04/19/2026	400,000	397,122	3.3%

JPMorgan Chase & Co	3.30% due 04/01/2026	150,000	148,424	1.2%

Paypal Holdings	2.65% due 10/01/2026	300,000	289,250	2.4%

Swiss Re America Holding	7.00% due 02/15/2026	330,000	370,000	3.1%

Visa	3.15% due 12/14/2025	350,000	350,511	2.9%

			1,555,307	12.9%

Health Care

Gilead Sciences	2.50% due 09/01/2023	400,000	398,898	3.3%

Johnson & Johnson	2.45% due 03/01/2026	50,000	49,082	0.4%

			447,980	3.7%

Industrials

Burlington Northern Santa Fe	3.05% due 09/01/2022	400,000	400,191	3.3%

			400,191	3.3%

Materials

3M	2.00% due 06/26/2022	400,000	400,068	3.3%

Carlisle Cos	3.75% due 11/15/2022	100,000	100,307	0.8%

DuPont De Nemours	4.493% due 11/15/2025	383,000	393,195	3.3%

Kinross Gold	5.95% due 03/15/2024	189,000	195,906	1.6%

			1,089,476	9.0%

Continued on next page.

8	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Schedule of Investments				As of May 31, 2022

Corporate Bonds – 73.5%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Technology

Dell Int LLC / EMC Corp	5.45% due 06/15/2023	$354,000	$360,400	3.0%

Microsoft	2.375% due 05/01/2023	395,000	395,039	3.3%

Qualcomm	2.60% due 01/30/2023	400,000	400,862	3.3%

Take-Two Interactive Software	3.70% due 04/14/2027	200,000	197,475	1.6%

			1,353,776	11.2%

Utilities

Edison International	3.55% due 11/15/2024	300,000	297,676	2.5%

Exelon Generation	3.25% due 06/01/2025	400,000	392,606	3.2%

Florida Power & Light	2.85% due 04/01/2025	320,000	317,837	2.6%

PacifiCorp	2.95% due 06/01/2023	250,000	250,146	2.1%

			1,258,265	10.4%

Total Corporate Bonds	(Cost $9,113,200)		$8,882,738	73.5%

Government Bonds – 21.8%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Bill

United States Cash Management Bill	0.00% due 07/26/2022	$400,000	$399,487	3.3%

			399,487	3.3%

United States Treasury Notes

United States Treasury Note	2.50% due 08/15/2023	500,000	501,582	4.2%

United States Treasury Note	2.25% due 10/31/2024	100,000	99,074	0.8%

United States Treasury Note	2.875% due 04/30/2025	400,000	401,656	3.3%

United States Treasury Note	2.625% due 12/31/2025	900,000	895,219	7.4%

United States Treasury Note	2.375% due 05/15/2027	350,000	342,412	2.8%

			2,239,943	18.5%

Total Government Bonds	(Cost $2,732,768)		$2,639,430	21.8%

Total investments	(Cost $11,845,968)		$11,522,168	95.3%

Other assets (net of liabilities)			563,550	4.7%

Total net assets			$12,085,718	100.0%

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	9

Sextant Short-Term Bond Fund

Schedule of Investments	As of May 31, 2022

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	22.2%	∎	>
Rated “AA+”	3.3%	∎
Rated “AA”	2.7%	∎
Rated “AA-”	7.9%	∎
Rated “A+”	14.1%	∎
Rated “A”	6.4%	∎
Rated “A-”	7.4%	∎
Rated “BBB+”	9.5%	∎
Rated “BBB”	14.5%	∎
Rated “BBB-”	7.3%	∎

Other Assets (net of liabilities)	4.7%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

10	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Short-Term Bond Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $11,845,968)	$11,522,168

Cash	475,216

Dividends and interest receivable	85,524

Prepaid expenses	11,499

Receivable for Fund shares sold	27

Total assets	$12,094,434

Liabilities

Accrued printing fees	1,993

Accrued audit expenses	1,602

Accrued retirement plan custody fee	1,259

Accrued legal expenses	1,004

Accrued advisory fees	885

Accrued trustee expenses	550

Accrued other expenses	520

Accrued Chief Compliance Officer expenses	516

Payable for Fund shares redeemed	278

Accrued postage	75

Distributions payable	34

Total liabilities	8,716

Net Assets	$12,085,718

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$12,458,208

Total distributable earnings	(372,490)

Net assets applicable to Fund shares outstanding	$12,085,718

Fund shares outstanding	2,470,735

Net asset value, offering, and redemption price per share	$4.89

Statement of Operations

Period ended May 31, 2022

Investment income

Interest income	$98,303

Total investment income	98,303

Expenses

Investment advisory fees	27,413

Filing and registration fees	12,548

Audit fees	3,241

Chief Compliance Officer expenses	1,247

Legal fees	1,216

Retirement plan custodial fees	1,179

Trustee fees	1,019

Other expenses	608

Printing and posting fees	330

Custodian fees	241

Total gross expenses	49,042

Less adviser fees waived	(13,389)

Less custodian fee credits	(241)

Net expenses	35,412

Net investment income	$62,891

Net realized loss from investments	$(43,470)

Net decrease in unrealized appreciation on investments	(370,548)

Net loss on investments	$(414,018)

Net decrease in net assets resulting from operations	$(351,127)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	11

Sextant Short-Term Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Increase in net assets from operations

From operations

Net investment income	$62,891	$132,187

Net realized gain (loss) on investment	(43,470)	15,076

Net decrease in unrealized appreciation	(370,548)	(257,024)

Net decrease in net assets	(351,127)	(109,761)

Distributions to shareowners	(62,887)	(132,185)

Capital share transactions

Proceeds from sales of shares	1,091,736	2,465,536

Value of shares issued in reinvestment of dividends	62,591	131,473

Cost of shares redeemed	(574,324)	(1,861,789)

Total capital share transactions	580,003	735,220

Total increase in net assets	165,989	493,274

Net assets

Beginning of period	11,919,729	11,426,455

End of period	$12,085,718	$11,919,729

Shares of the Fund sold and redeemed

Number of shares sold	221,776	478,913

Number of shares issued in reinvestment of dividends	12,653	25,661

Number of shares redeemed	(115,820)	(362,936)

Net increase in number of shares outstanding	118,609	141,638

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018		2017

Net asset value at beginning of period	$5.07	$5.17	$5.08	$4.94	$5.00		$5.02

Income from investment operations

Net investment income	0.03	0.06	0.08	0.09	0.07		0.06

Net gains (losses) on securities (both realized and unrealized)	(0.18)	(0.10)	0.09	0.14	(0.06)		(0.02)

Total from investment operations	(0.15)	(0.04)	0.17	0.23	0.01		0.04

Less distributions

Dividends (from net investment income)	(0.03)	(0.06)	(0.08)	(0.09)	(0.07)		(0.06)

Distributions from capital gains	-	-	-	-	(0.00	)A	-

Total distributions	(0.03)	(0.06)	(0.08)	(0.09)	(0.07)		(0.06)

Net asset value at end of period	$4.89	$5.07	$5.17	$5.08	$4.94		$5.00

Total returnB	(3.04)%	(0.88)%	3.46%	4.64%	0.26%		0.87%

Ratios / supplemental data

Net assets ($000), end of period	$12,086	$11,920	$11,426	$11,089	$10,276		$10,705

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee creditsC	0.83%	0.66%	0.90%	0.87%	0.91%		1.01%

After adviser fees waiverC	0.61%	0.59%	0.60%	0.61%	0.61%		0.68%

After adviser fees waiver and custodian fee creditsC	0.60%	0.59%	0.60%	0.60%	0.60%		0.68%

Ratio of net investment income after adviser fee waivers and custodian fee credits to average net assetsC	1.07%	1.07%	1.64%	1.75%	1.44%		1.26%

Portfolio turnover rateB	17%	29%	36%	32%	36%		31%

A Amount is less than $0.01. B Not Annualized for periods less than one year. C Annualized for periods less than one year.

12	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Bond Income Fund	-10.10%	0.78%	1.61%	0.58%

Bloomberg US Aggregate Bond Index	-8.22%	1.17%	1.71%	n/a

FTSE US Broad Investment-Grade Bond Index	-8.35%	1.18%	1.71%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2012, to an identical amount invested in the FTSE US Broad Investment-Grade Bond Index, a broad-based index of medium and long-term investment grade bond prices, and the Bloomberg US Aggregate Bond Index, a broad-based, flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market. The graph shows that an investment in the Fund would have risen to $11,726 versus $11,852 in the FTSE US Broad Investment-Grade Bond Index and $11,844 in the Bloomberg US Aggregate Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Bond Income Fund is current income.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bond (4.25% due 05/15/2039)	8.5%

United States Treasury Bond (3.375% due 11/15/2048)	5.6%

United States Treasury Bond (5.375% due 02/15/2031)	4.6%

Apple (4.50% due 02/23/2036)	3.6%

Microsoft (4.20% due 11/03/2035)	3.5%

Intel (4.00% due 12/15/2032)	3.5%

Home Depot (5.875% due 12/16/2036)	3.4%

Burlington Northern Santa Fe (5.05% due 03/01/2041)	3.1%

Praxair (3.55% due 11/07/2042)	3.0%

United Technologies (6.05% due 06/01/2036)	2.8%

Portfolio Diversification

% of Total Net Assets

Government Bonds	27.2%	∎
Technology	11.1%	∎
Health Care	10.7%	∎
Financials	8.6%	∎
Utilities	7.6%	∎
Industrials	7.1%	∎
Consumer Discretionary	6.0%	∎
Energy	6.0%	∎
Consumer Staples	5.5%	∎
Materials	3.0%	∎
Municipal Bonds	1.6%	∎
Other assets (net of liabilities)	5.6%	∎

Semi-Annual Report	May 31, 2022	13

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2022

Corporate Bonds – 65.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Consumer Discretionary

Home Depot	5.875% due 12/16/2036	$300,000	$359,587	3.4%

Lowe’s	5.80% due 10/15/2036	250,000	268,796	2.6%

			628,383	6.0%

Consumer Staples

Kimberly Clark	5.30% due 03/01/2041	100,000	108,967	1.1%

Procter & Gamble	5.50% due 02/01/2034	200,000	228,442	2.2%

Unilever Capital	5.90% due 11/15/2032	200,000	233,063	2.2%

			570,472	5.5%

Energy

Baker Hughes	6.875% due 01/15/2029	100,000	113,310	1.1%

Canadian Natural Resources	6.45% due 06/30/2033	225,000	250,922	2.4%

Statoil	7.15% due 01/15/2029	224,000	264,696	2.5%

			628,928	6.0%

Financials

Affiliated Managers Group	3.50% due 08/01/2025	250,000	250,281	2.4%

Bank Of New York Mellon MTN	3.30% due 08/23/2029	250,000	236,273	2.3%

Chubb Ina Holdings	4.35% due 11/03/2045	100,000	97,640	0.9%

State Street(Quarterly US LIBOR plus 100)[1]	1.826% due 06/15/2047	100,000	82,053	0.8%

UBS AG Stamford CT	7.75% due 09/01/2026	200,000	227,064	2.2%

			893,311	8.6%

Health Care

Becton Dickinson	6.70% due 08/01/2028	240,000	265,108	2.5%

Johnson & Johnson	4.95% due 05/15/2033	226,000	253,758	2.4%

Johnson & Johnson	5.85% due 07/15/2038	50,000	59,600	0.6%

Medtronic	4.375% due 03/15/2035	260,000	272,110	2.6%

Merck & Co.	6.50% due 12/01/2033	215,000	268,104	2.6%

			1,118,680	10.7%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	310,000	326,790	3.1%

Deere & Co.	8.10% due 05/15/2030	95,000	121,121	1.2%

United Technologies	6.05% due 06/01/2036	250,000	292,021	2.8%

			739,932	7.1%

Materials

Praxair	3.55% due 11/07/2042	$350,000	315,541	3.0%

			315,541	3.0%

Continued on next page.

14	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2022

Corporate Bonds – 65.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Technology

Apple	4.50% due 02/23/2036	$350,000	$375,160	3.6%

Intel	4.00% due 12/15/2032	360,000	363,019	3.5%

Microsoft	4.20% due 11/03/2035	350,000	366,209	3.5%

Microsoft	5.30% due 02/08/2041	50,000	58,383	0.5%

			1,162,771	11.1%

Utilities

Alabama Power	4.15% due 08/15/2044	200,000	183,189	1.8%

Entergy Louisiana	5.40% due 11/01/2024	200,000	209,058	2.0%

Florida Power & Light	5.95% due 10/01/2033	100,000	115,733	1.1%

Puget Sound Energy	4.434% due 11/15/2041	300,000	281,351	2.7%

			789,331	7.6%

Total Corporate Bonds	(Cost $7,296,780)		$6,847,349	65.6%

Government Bonds – 27.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Foreign Government Bonds

Quebec Canada Yankee	7.125% due 02/09/2024	$175,000	$187,584	1.8%

			187,584	1.8%

United States Treasury Bonds

United States Treasury Bond	5.25% due 02/15/2029	170,000	194,577	1.9%

United States Treasury Bond	6.125% due 08/15/2029	225,000	273,015	2.6%

United States Treasury Bond	6.25% due 05/15/2030	75,000	93,149	0.9%

United States Treasury Bond	5.375% due 02/15/2031	400,000	477,500	4.6%

United States Treasury Bond	4.25% due 05/15/2039	770,000	891,546	8.5%

United States Treasury Bond	3.125% due 11/15/2041	145,000	142,032	1.3%

United States Treasury Bond	3.375% due 11/15/2048	560,000	580,475	5.6%

			2,652,294	25.4%

Total Government Bonds	(Cost $3,172,717)		$2,839,878	27.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	15

Sextant Bond Income Fund

Schedule of Investments				As of May 31, 2022

Municipal Bonds – 1.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Municipal Leases

Oklahoma City Fin Auth Ed Lease Rev	6.60% due 09/01/2022	$160,000	$161,666	1.6%

Total Municipal Bonds	(Cost $159,939)		$161,666	1.6%

Total investments	(Cost $10,629,436)		$9,848,893	94.4%

Other assets (net of liabilities)			586,251	5.6%

Total net assets			$10,435,144	100.0%

[1]	Variable rate security. The interest rate represents the rate in effect at May 31, 2022 and resets periodically based on the parenthetically disclosed reference rate and spread.

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	32.4%	∎
Rated “AA+”	3.6%	∎
Rated “AA-”	9.6%	∎
Rated “A+”	9.4%	∎
Rated “A”	15.8%	∎
Rated “A-”	10.7%	∎
Rated “BBB+”	7.2%	∎
Rated “BBB”	3.3%	∎
Rated “BBB-”	2.4%	∎
Other assets (net of liabilities)	5.6%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

16	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Bond Income Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $10,629,436)	$9,848,893

Cash	471,329

Interest receivable	109,081

Prepaid expenses	12,834

Receivable from adviser	1,036

Other assets	400

Receivable for Fund shares sold	232

Total assets	10,443,805

Liabilities

Accrued postage fees	1,644

Accrued printing fees	1,145

Distributions payable	1,136

Accrued authentication expenses	1,063

Accrued retirement plan custody fee	1,005

Accrued legal expenses	865

Accrued trustee expenses	595

Accrued audit expenses	570

Accrued Chief Compliance Officer expenses	427

Payable for Fund shares redeemed	211

Total liabilities	8,661

Net assets	$10,435,144

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$11,229,978

Total distributable earnings	(794,834)

Net assets applicable to Fund shares outstanding	$10,435,144

Fund shares outstanding	2,230,739

Net asset value, offering, and redemption price per share	$4.68

Statement of Operations

Period ended May 31, 2022

Investment income

Interest income	$174,877

Total investment income	174,877

Expenses

Investment advisory fees	28,694

Filing and registration fees	13,531

Audit fees	3,491

Trustee fees	1,615

Retirement plan custodial fees	1,012

Chief Compliance Officer expenses	899

Legal fees	728

Other expenses	650

Custodian fees	238

Printing and postage fees	199

Total gross expenses	51,057

Less adviser fees waived	(13,383)

Less custodian fee credits	(238)

Net expenses	37,436

Net investment income	$137,441

Net decrease in unrealized appreciation on investments	$(1,672,876)

Net loss on investments	$(1,672,876)

Net decrease in net assets resulting from operations	$(1,535,435)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	17

Sextant Bond Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$137,441	$299,437

Net decrease in unrealized appreciation	(1,672,876)	(616,441)

Net decrease in net assets	(1,535,435)	(317,004)

Distributions to shareowners	(137,448)	(299,448)

Capital share transactions

Proceeds from sales of shares	379,384	687,194

Value of shares issued in reinvestment of dividends	130,896	284,490

Cost of shares redeemed	(934,991)	(1,864,640)

Total capital share transactions	(424,711)	(892,956)

Total decrease in net assets	(2,097,594)	(1,509,408)

Net assets

Beginning of period	12,532,738	14,042,146

End of period	$10,435,144	$12,532,738

Shares of the Fund sold and redeemed

Number of shares sold	75,559	126,340

Number of shares issued in reinvestment of dividends	26,286	52,576

Number of shares redeemed	(191,054)	(345,387)

Net decrease in number of shares outstanding	(89,209)	(166,471)

Financial Highlights	For period ended	For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$5.40	$5.65	$5.34	$4.89	$5.14	$5.07

Income from investment operations

Net investment income	0.06	0.13	0.14	0.15	0.16	0.16

Net gains (losses) on securities (both realized and unrealized)	(0.72)	(0.25)	0.31	0.45	(0.25)	0.07

Total from investment operations	(0.66)	(0.12)	0.45	0.60	(0.09)	0.23

Less distributions

Dividends (from net investment income)	(0.06)	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)

Total distributions	(0.06)	(0.13)	(0.14)	(0.15)	(0.16)	(0.16)

Net asset value at end of period	$4.68	$5.40	$5.65	$5.34	$4.89	$5.14

Total returnA	(12.29)%	(2.19)%	8.48%	12.45%	(1.78)%	4.51%

Ratios / supplemental data

Net assets ($000), end of period	$10,435	$12,533	$14,042	$12,454	$10,933	$9,496

Ratio of expenses to average net assets

Before adviser fees waiver and custodian fee creditsB	0.89%	0.58%	0.63%	0.71%	0.86%	0.98%

After adviser fees waiverB	0.65%	0.53%	0.48%	0.55%	0.66%	0.78%

After adviser fees waiver and custodian fee creditsB	0.65%	0.53%	0.48%	0.55%	0.65%	0.78%

Ratio of net investment income after adviser fee waiver and custodian credits to average net assetsB	2.39%	2.31%	2.50%	2.96%	3.20%	3.05%

Portfolio turnover rateA	0%	3%	13%	21%	0%	4%

A	Not Annualized
B	Annualized

18	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Performance Summary

Average Annual Total Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Core Fund	-3.10%	6.89%	6.14%	0.57%

Dow Jones Moderate US Portfolio Index	-8.22%	5.85%	7.07%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2012, to an identical amount invested in the Dow Jones Moderate US Portfolio Index, a broad-based index of stock and bond prices. The graph shows that an investment in the Fund would have risen to $18,138 versus $19,812 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objectives of the Core Fund are long-term appreciation and capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Cash Management Bill (0.00% due 07/26/2022)	2.7%

United States Treasury Bill (0.00% due 10/13/2022)	2.7%

United States Treasury Bond (6.25% due 08/15/2023)	2.5%

ConocoPhillips	2.4%

United States Treasury Note (1.125% due 01/15/2025)	2.1%

United States Treasury Note (2.75% due 11/15/2023)	1.9%

Welltower (4.25% due 04/15/2028)	1.9%

Apple	1.8%

Comcast (5.65% due 06/15/2035)	1.8%

Linde	1.7%

Asset Allocation

% of Total Net Assets

Equity	56.1%	∎
Fixed Income	42.9%	∎
Other Assets (net of liabilities)	1.0%	∎

Portfolio Diversification

	% of Total Net Assets

Sectors	Equity	Bonds

Industrials	7.9%	6.0%

Health Care	9.9%	2.2%

Technology	9.8%	1.2%

Communications	3.5%	4.4%

Consumer Discretionary	4.7%	3.1%

Financials	4.2%	3.5%

Government Bonds	0.0%	18.6%

Materials	5.6%	0.0%

Energy	4.6%	0.0%

Consumer Staples	3.3%	1.2%

Utilities	2.6%	1.5%

Municipal Bonds	0.0%	1.2%

Total	56.1%	42.9%

Semi-Annual Report	May 31, 2022	19

Sextant Core Fund

Schedule of Investments				As of May 31, 2022

Common Stocks – 56.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A2	100	$77,588	$227,524	United States	1.2%

Telecom Carriers

BCE	4,000	168,153	217,800	Canada	1.2%

Telus	8,000	143,751	200,320	Canada	1.1%

		311,904	418,120		2.3%

		389,492	645,644		3.5%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	2,800	158,186	141,288	United States	0.7%

Home Products Stores

Home Depot	600	114,158	181,650	United States	1.0%

Lowe’s	1,400	86,638	273,420	United States	1.5%

		200,796	455,070		2.5%

Specialty Apparel Stores

Ross Stores	1,650	119,092	140,283	United States	0.8%

TJX Companies	2,200	109,838	139,854	United States	0.7%

		228,930	280,137		1.5%

		587,912	876,495		4.7%

Consumer Staples

Beverages

PepsiCo	1,250	126,934	209,688	United States	1.2%

Household Products

Procter & Gamble	1,150	93,040	170,062	United States	0.9%

Packaged Food

Nestle ADR	1,900	147,925	231,724	Switzerland	1.2%

		367,899	611,474		3.3%

Energy

Exploration & Production

ConocoPhillips	4,000	159,112	449,440	United States	2.4%

Integrated Oils

Shell Plc ADR	5,100	191,607	302,022	Netherlands	1.6%

Refining & Marketing

Phillips 66	1,100	73,403	110,891	United States	0.6%

		424,122	862,353		4.6%

Continued on next page.

20	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2022

Common Stocks – 56.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	500	$137,490	$178,935	United States	1.0%

Visa	900	138,794	190,953	United States	1.0%

		276,284	369,888		2.0%

Institutional Brokerage

Virtu Financial	9,000	149,940	235,170	United States	1.3%

P&C Insurance

Chubb	810	102,989	171,145	Switzerland	0.9%

		529,213	776,203		4.2%

Health Care

Large Pharma

Bristol-Myers Squibb	4,000	209,514	301,800	United States	1.6%

Johnson & Johnson	1,515	131,720	271,988	United States	1.5%

Novo Nordisk ADR	2,450	81,372	270,480	Denmark	1.5%

Pfizer	4,100	136,419	217,464	United States	1.1%

Roche Holding AG - Genusschein	500	185,211	170,511	Switzerland	0.9%

		744,236	1,232,243		6.6%

Managed Care

UnitedHealth Group	300	103,583	149,034	United States	0.8%

Medical Devices

Abbott Laboratories	2,700	97,630	317,142	United States	1.7%

Medical Equipment

Koninklijke Philips	5,577	195,959	144,612	Netherlands	0.8%

		1,141,408	1,843,031		9.9%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	1,000	49,532	193,620	United States	1.0%

Johnson Controls International	5,350	205,042	291,629	United States	1.6%

		254,574	485,249		2.6%

Flow Control Equipment

Parker Hannifin	800	78,065	217,736	United States	1.2%

Industrial Distribution & Rental

Fastenal	2,800	64,603	149,968	United States	0.8%

Industrial Machinery

Illinois Tool Works	525	116,199	109,236	United States	0.6%

Rail Freight

Canadian National Railway	2,000	86,366	227,560	Canada	1.2%

Canadian Pacific Railway	2,018	142,794	144,166	Canada	0.8%

		229,160	371,726		2.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	21

Sextant Core Fund

Schedule of Investments				As of May 31, 2022

Common Stocks – 56.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Industrials (continued)

Waste Management

Republic Services	950	$116,161	$127,148	United States	0.7%

		858,762	1,461,063		7.9%

Materials

Base Metals

Alcoa Corp	2,000	185,350	123,440	United States	0.7%

Basic & Diversified Chemicals

Linde	1,000	102,982	324,680	Ireland	1.7%

Precious Metal Mining

Barrick Gold	10,000	177,238	204,900	Canada	1.1%

Newmont	4,000	162,593	271,400	United States	1.5%

		339,831	476,300		2.6%

Specialty Chemicals

RPM International	1,400	44,141	123,340	United States	0.6%

		672,304	1,047,760		5.6%

Technology

Application Software

Open Text US	3,900	146,122	159,939	Canada	0.9%

Communications Equipment

Apple	2,300	54,108	342,332	United States	1.8%

Motorola Solutions	770	187,585	169,200	United States	0.9%

		241,693	511,532		2.7%

Consumer Electronics

Sony ADR	1,900	146,607	178,733	Japan	1.0%

Infrastructure Software

Microsoft	800	99,998	217,496	United States	1.2%

Oracle	3,100	124,402	222,952	United States	1.2%

		224,400	440,448		2.4%

Semiconductor Devices

Infineon Technologies ADR	4,775	105,273	148,120	Germany	0.8%

Micron Technology[2]	1,400	50,457	103,376	United States	0.6%

NXP Semiconductors	950	90,828	180,272	Netherlands	1.0%

Qualcomm	600	31,115	85,932	United States	0.4%

		277,673	517,700		2.8%

		1,036,495	1,808,352		9.8%

Continued on next page.

22	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments					As of May 31, 2022

Common Stocks – 56.1%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Utilities

Integrated Utilities

Duke Energy	1,600	$141,145	$180,032	United States	1.0%

NextEra Energy	4,000	72,153	302,760	United States	1.6%

		213,298	482,792		2.6%

Total Common Stocks		$6,220,905	$10,415,167		56.1%

Corporate Bonds – 23.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Communications

Bellsouth Capital Funding	7.875% due 02/15/2030	$150,000	$178,924	1.0%

Comcast	5.65% due 06/15/2035	300,000	338,012	1.8%

Walt Disney	6.40% due 12/15/2035	250,000	302,859	1.6%

			819,795	4.4%

Consumer Discretionary

Expedia Group	5.00% due 02/15/2026	250,000	254,510	1.4%

Lowe’s	4.25% due 09/15/2044	250,000	217,652	1.2%

Stanford University	4.013% due 05/01/2042	100,000	97,259	0.5%

			569,421	3.1%

Consumer Staples

Coca Cola	1.00% due 03/15/2028	250,000	219,547	1.2%

			219,547	1.2%

Financials

Charles Schwab	3.00% due 03/10/2025	300,000	298,865	1.6%

Welltower	4.25% due 04/15/2028	350,000	350,199	1.9%

			649,064	3.5%

Health Care

Cardinal Health	3.50% due 11/15/2024	155,000	155,623	0.8%

Gilead Sciences	3.70% due 04/01/2024	250,000	252,741	1.4%

			408,364	2.2%

Industrials

Burlington Northern Santa Fe	6.20% due 08/15/2036	150,000	179,826	1.0%

CSX	4.65% due 03/01/2068	300,000	285,714	1.5%

Fedex	3.90% due 02/01/2035	250,000	231,256	1.3%

Legrand France Yankee	8.50% due 02/15/2025	170,000	190,022	1.0%

Union Pacific	3.375% due 02/01/2035	250,000	229,890	1.2%

			1,116,708	6.0%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	23

Sextant Core Fund

Schedule of Investments				As of May 31, 2022

Corporate Bonds – 23.1%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Technology

Qualcomm	3.25% due 05/20/2027	$220,000	$218,582	1.2%

			218,582	1.2%

Utilities

Pacificorp	6.00% due 01/15/2039	250,000	283,063	1.5%

			283,063	1.5%

Total Corporate Bonds	(Cost $4,579,128)		$4,284,544	23.1%

Government Bonds – 18.6%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

United States Treasury Bills

United States Cash Management Bill	0.00% due 07/26/2022	$500,000	$499,358	2.7%

United States Treasury Bill	0.00% due 09/29/2022	250,000	248,929	1.4%

United States Treasury Bill	0.00% due 10/13/2022	500,000	497,584	2.7%

United States Treasury Bill	0.00% due 01/26/2023	250,000	247,219	1.3%

			1,493,090	8.1%

United States Treasury Bonds

United States Treasury Bond	6.25% due 08/15/2023	438,000	459,079	2.5%

United States Treasury Bond	4.50% due 02/15/2036	137,000	164,159	0.9%

United States Treasury Bond	3.625% due 02/15/2044	155,000	162,363	0.8%

			785,601	4.2%

United States Treasury Notes

United States Treasury Note	2.00% due 11/30/2022	250,000	250,478	1.3%

United States Treasury Note	1.625% due 04/30/2023	106,000	105,549	0.6%

United States Treasury Note	2.75% due 11/15/2023	350,000	352,174	1.9%

United States Treasury Note	2.00% due 05/31/2024	80,000	79,200	0.4%

United States Treasury Note	1.125% due 01/15/2025	400,000	384,359	2.1%

			1,171,760	6.3%

Total Government Bonds	(Cost $3,457,737)		$3,450,451	18.6%

Continued on next page.

24	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Schedule of Investments				As of May 31, 2022

Municipal Bonds – 1.2%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

General Obligation

Skagit SD #1	4.613% due 12/01/2022	$100,000	$100,135	0.6%

			100,135	0.6%

Utility Networks

Tacoma WA Elec Sys Revenue	5.966% due 01/01/2035	100,000	116,008	0.6%

			116,008	0.6%

Total Municipal Bonds	(Cost $219,690)		$216,143	1.2%

Total investments	(Cost $14,477,460)		$18,366,305	99.0%

Other assets (net of liabilities)			190,304	1.0%

Total net assets			$18,556,609	100.0%

[1]	Country of domicile

ADR: American Depositary Receipt

Bond Quality Diversification

% of Total Net Assets

AAA	17.0%	∎
AA+	2.7%	∎
AA	0.6%	∎
AA-	1.0%	∎
A+	2.7%	∎
A	2.8%	∎
A-	4.0%	∎
BBB+	7.6%	∎
BBB	3.1%	∎
BBB-	1.4%	∎
Equity	56.1%	∎
Other Assets (net of liabilities)	1.0%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	25

Sextant Core Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $14,477,460)	$18,366,305

Dividends and interest receivable	106,558

Cash	98,754

Prepaid expenses	9,585

Receivable for Fund shares sold	8,933

Total assets	18,590,135

Liabilities

Payable for Fund shares redeemed	20,757

Accrued advisory fees	7,806

Accrued printing fees	1,310

Accrued retirement plan custody fee	1,280

Accrued Chief Compliance Officer expenses	666

Accrued trustee expenses	612

Accrued other liabilities	557

Accrued legal expenses	538

Total liabilities	33,526

Net assets	$18,556,609

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$14,193,419

Total distributable earnings	4,363,190

Net assets applicable to Fund shares outstanding	$18,556,609

Fund shares outstanding	1,246,025

Net asset value, offering, and redemption price per share	$14.89

Statement of Operations

Period ended May 31, 2022

Investment income

Dividend Income (net of foreign tax of $6,054)	$114,022

Interest income	94,491

Total investment income	208,513

Expenses

Investment adviser fees	45,953

Filing and registration fees	15,260

Audit fees	4,936

Trustee fees	2,181

Other operating expenses	2,049

Chief Compliance Officer expenses	1,995

Legal fees	1,774

Retirement plan custodial fees	1,383

Printing and postage fees	457

Custodian fees	409

Total gross expenses	76,397

Less custodian fee credits	(409)

Net expenses	75,988

Net investment income	$132,525

Net realized gain from investments and foreign currency	$359,913	A

Net decrease in unrealized appreciation on investments and foreign currency	(1,509,413)

Net loss on investments	$(1,149,500)

Net decrease in net assets resulting from operations	$(1,016,975)

A	Includes $68,736 in net realized gains from redemptions in-kind.

26	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Core Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$132,525	$298,083

Net realized gain on investment	359,913	787,546

Net increase (decrease) in unrealized appreciation	(1,509,413)	937,969

Net increase (decrease) in net assets	(1,016,975)	2,023,598

Distributions to shareowners	(596,464)	(265,566)

Capital share transactions

Proceeds from sales of shares	2,105,382	3,977,089

Value of shares issued in reinvestment of dividends	595,223	265,047

Cost of shares redeemed	(1,462,442)	(6,030,588)

Total capital share transactions	1,238,163	(1,788,452)

Total decrease in net assets	(375,276)	(30,420)

Net assets

Beginning of period	18,931,885	18,962,305

End of period	$18,556,609	$18,931,885

Shares of the Fund sold and redeemed

Number of shares sold	136,165	254,960

Number of shares issued in reinvestment of dividends	36,856	17,812

Number of shares redeemed	(95,911)	(384,653)

Net increase (decrease) in number of shares outstanding	77,110	(111,881)

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$16.20	$14.81	$14.31	$12.84	$12.99	$11.45

Income from investment operations

Net investment income	0.13	0.24	0.19	0.19	0.18	0.16

Net gains (losses) on securities (both realized and unrealized)	(0.93)	1.36	1.13	1.45	(0.16)	1.55

Total from investment operations	(0.80)	1.60	1.32	1.64	0.02	1.71

Less distributions

Dividends (from net investment income)	(0.25)	(0.21)	(0.20)	(0.17)	(0.17)	(0.17)

Distributions (from capital gains)	(0.26)	-	(0.62)	-	-	-

Total distributions	(0.51)	(0.21)	(0.82)	(0.17)	(0.17)	(0.17)

Net asset value at end of period	$14.89	$16.20	$14.81	$14.31	$12.84	$12.99

Total returnA	(5.20)%	10.95%	9.72%	13.04%	0.16%	15.15%

Ratios / supplemental data

Net assets ($000), end of period	$18,557	$18,932	$18,962	$16,875	$12,851	$12,980

Ratio of expenses to average net assets

Before custodian fee creditsB	0.80%	0.57%	0.88%	0.90%	0.88%	0.84%

After custodian fee creditsB	0.80%	0.56%	0.88%	0.90%	0.87%	0.83%

Ratio of net investment income after custodian fee credits to average net assetsB	1.39%	1.52%	1.40%	1.63%	1.41%	1.52%

Portfolio turnover rateA	6%	14%	19%	28%	30%	34%

A	Not annualized
B	Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	27

Sextant Global High Income Fund

Performance Summary

Average Annual Total Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Global High Income Fund	-1.00%	4.23%	5.12%	0.78%

S&P Global 1200 Index	-4.19%	10.29%	11.57%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2012, to an identical amount invested in the S&P Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $16,468 versus $29,908 in the S&P Global 1200 Index and $16,040 in the Bloomberg Barclays Global High Yield Corporate Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal Period ended November 30, 2021, before fee waivers. The actual expense ratio, shown in the most recent prospectus after fee waivers, was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

Fund Objective

The objective of the Global High Income Fund is high income, with a secondary objective of capital preservation.

Top 10 Holdings

% of Total Net Assets

United States Treasury Bill (0.00% due 01/26/2023)	5.1%

United States Treasury Bill (0.00% due 10/13/2022)	4.1%

BHP Biliton ADR	4.0%

South32 ADR	3.4%

Skandinaviska Enskilda Banken, Class A	2.8%

Norfolk Southern (5.10% due 08/01/2118)	2.7%

Verizon Communications	2.6%

Comcast (4.65% due 07/15/2042)	2.6%

Volkswagen AG	2.6%

Orange ADR	2.6%

Asset Allocation

% of Total Net Assets

Equity	46.3%	∎
Fixed Income	49.2%	∎
Other Assets (net of liabilities)	4.5%	∎

Portfolio Diversification

% of Total Net Assets

Sectors	Equity	Fixed Income

Communications	10.4%	7.4%

Consumer Discretionary	2.6%	13.9%

Materials	11.7%	0.0%

Financials	6.4%	4.0%

Industrials	0.0%	7.3%

Technology	6.0%	0.0%

Energy	4.6%	1.3%

Health Care	4.6%	0.0%

Government Bonds	0.0%	12.9%

Consumer Staples	0.0%	1.9%

Municipal Bonds	0.0%	0.5%

Total	46.3%	49.2%

28	May 31, 2022	Semi-Annual Report

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2022

Common Stocks – 46.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Entertainment Content

Warner Bros Discovery[2]	1,814	$56,204	$33,468	United States	0.3%

Telecom Carriers

AT&T	7,500	172,991	159,675	United States	1.6%

Orange ADR	20,000	270,393	249,800	France	2.6%

SK Telecom ADR	6,073	167,681	155,287	Korea	1.6%

Telenor ASA	12,000	180,803	165,203	Norway	1.7%

Verizon Communications	5,000	256,300	256,450	United States	2.6%

		1,048,168	986,415		10.1%

		1,104,372	1,019,883		10.4%

Consumer Discretionary

Automobiles

Volkswagen AG	1,500	274,363	249,809	Germany	2.6%

		274,363	249,809		2.6%

Energy

Integrated Oils

Shell Plc ADR	3,800	241,426	225,036	Netherlands	2.3%

Total ADR	3,800	202,606	223,440	France	2.3%

		444,032	448,476		4.6%

Financials

Banks

Skandinaviska Enskilda Banken, Class A	25,000	233,632	276,000	Sweden	2.8%

Institutional Brokerage

Virtu Financial	7,500	119,775	195,975	United States	2.0%

Investment Companies

ICAHN Enterprises Depositary Unit	3,000	159,646	154,050	United States	1.6%

		513,053	626,025		6.4%

Health Care

Large Pharma

GlaxoSmithKline ADR	5,000	216,373	219,500	United Kingdom	2.3%

Novartis ADR	2,500	141,271	227,350	Switzerland	2.3%

		357,644	446,850		4.6%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	29

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2022

Common Stocks – 46.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Base Metals

Norsk Hydro ASA	25,000	$251,929	$200,008	Norway	2.1%

South32 ADR	19,000	134,773	334,970	Australia	3.4%

Southern Copper	3,500	267,127	216,230	Peru	2.2%

		653,829	751,208		7.7%

Steel Raw Material Suppliers

BHP Biliton ADR	5,500	209,119	388,630	Australia	4.0%

		862,948	1,139,838		11.7%

Technology

Communications Equipment

Cisco Systems	5,000	179,893	225,250	United States	2.3%

Consumer Electronics

Nintendo	500	223,480	223,400	Japan	2.3%

Infrastructure Software

Micro Focus International ADR	30,000	223,049	141,000	United Kingdom	1.4%

		626,422	589,650		6.0%

Total Common Stock		$4,182,834	$4,520,531		46.3%

Corporate Bonds – 35.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Comcast Corp	4.65% due 07/15/2042	$250,000	$252,090	United States	2.6%

Netflix	4.375% due 11/15/2026	250,000	249,375	United States	2.6%

Sirius XM Radio[3]	3.875% due 09/01/2031	250,000	219,757	United States	2.2%

			721,222		7.4%

Consumer Discretionary

ADT	4.125% due 06/15/2023	150,000	150,336	United States	1.5%

Delta Air Lines	3.75% due 10/28/2029	250,000	220,593	United States	2.3%

Ford Motor	6.375% due 02/01/2029	220,000	221,650	United States	2.3%

Levi Strauss & Co3	3.50% due 03/01/2031	200,000	175,500	United States	1.8%

MDC Holdings	3.85% due 01/15/2030	200,000	177,951	United States	1.8%

Nissan Motor[3]	4.81% due 09/17/2030	250,000	234,657	Japan	2.4%

YUM! Brands	3.625% due 03/15/2031	195,000	172,466	United States	1.8%

			1,353,153		13.9%

Continued on next page.

30	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2022

Corporate Bonds – 35.8%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Consumer Staples

Grupo Bimbo[4]	4.875% due 06/27/2044	$200,000	$189,844	Mexico	1.9%

			189,844		1.9%

Energy

Petrobras International Finance	6.875% due 01/20/2040	50,000	50,125	Brazil	0.5%

Petrobras International Finance	6.75% due 01/27/2041	80,000	78,400	Brazil	0.8%

			128,525		1.3%

Financials

Lincoln National (3 month LIBOR plus 2.04%)[5]	2.17425% due 04/20/2067	250,000	186,260	United States	1.9%

Royal Bank of Scotland	6.125% due 12/15/2022	200,000	203,214	United Kingdom	2.1%

			389,474		4.0%

Industrials

Burlington Northern Santa Fe	5.05% due 03/01/2041	200,000	210,833	United States	2.2%

CSX Corp	4.65% due 03/01/2068	250,000	238,095	United States	2.4%

Norfolk Southern	5.10% due 08/01/2118	275,000	262,393	United States	2.7%

			711,321		7.3%

Total Corporate Bonds	(Cost $3,799,603)		$3,493,539		35.8%

Government Bonds – 12.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

United States Treasury Bills

United States Treasury Bill	0.00% due 10/13/2022	$400,000	$398,067	United States	4.1%

United States Treasury Bill	0.00% due 01/26/2023	500,000	494,437	United States	5.1%

			892,504		9.2%

Foreign Government Bonds

Colombia Republic	8.375% due 02/15/2027	125,000	143,000	Colombia	1.5%

Federal Republic of Brazil	8.50% due 01/05/2024	BRL 750,000	148,184	Brazil	1.5%

Republic of Argentina	1.00% due 07/09/2029	9,276	2,739	Argentina	0.0%	[6]

Republic of Argentina	0.125% due 07/09/2046	242,500	68,363	Argentina	0.7%

			362,286		3.7%

Total Government Bonds	(Cost $1,494,406)		$1,254,790		12.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	31

Sextant Global High Income Fund

Schedule of Investments					As of May 31, 2022

Municipal Bonds – 0.5%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Real Estate

Colony TX NFM Sales Tax Revenue	7.625% due 10/01/2042	$50,000	$51,758	United States	0.5%

Total Municipal Bonds	(Cost $50,212)		$51,758		0.5%

Total investments	(Cost $9,527,055)		$9,320,618		95.5%

Other assets (net of liabilities)			434,985		4.5%

Total net assets			$9,755,603		100.0%

[1]	Denotes a country or region of primary exposure
[2]	Non-income producing
[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2022, the net value of these securities was $629,914 representing 6.4% of net assets.

[4]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2022, the aggregate value of these securities was $189,844 representing 1.9% of net assets.

[5]	Variable rate security. The interest rate represents the rate in effect at May 31, 2022 and resets periodically based on the parenthetically disclosed reference rate and spread.
[6]	Less than 0.05%

ADR: American Depositary Receipt

BRL: Brazilian Real

32	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Schedule of Investments	As of May 31, 2022

Countries

Other assets (net of liabilities) 4.5% Weightings shown are a percentage of total net assets.

Bond Quality Diversification

% of Total Net Assets

AAA	9.2%	∎
AA-	2.2%	∎
A-	2.6%	∎
BBB+	5.1%	∎
BBB	6.4%	∎
BBB-	4.2%	∎
BB+	7.7%	∎
BB	5.5%	∎
BB-	2.8%	∎
B+	2.3%	∎
CCC+	0.7%	∎
Not Rated	0.5%	∎

Equity	46.3%	∎

Other assets (net of liabilities)	4.5%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	33

Sextant Global High Income Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $9,527,055)	$9,320,618

Cash	355,902

Dividends and interest receivable	82,526

Prepaid expenses	6,671

Receivable for Fund shares sold	241

Total assets	9,765,958

Liabilities

Payable for Fund shares redeemed	4,068

Accrued audit expenses	2,407

Accrued printing fees	1,323

Accrued trustee expenses	881

Accrued retirement plan custody fee	783

Accrued legal expenses	390

Accrued Chief Compliance Officer expenses	242

Accrued other operating expenses	234

Accrued advisory fees	27

Total liabilities	10,355

Net assets	$9,755,603

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$9,614,230

Total distributable earnings	141,373

Net assets applicable to Fund shares outstanding	$9,755,603

Fund shares outstanding	922,539

Net asset value, offering and redemption price per share	$10.57

Statement of Operations

Period ended May 31, 2022

Investment income

Dividend Income (net of foreign tax of ($19,016))	$145,391

Interest income	83,545

Total investment income	228,936

Expenses

Investment advisory fees	26,973

Filing and registration fees	11,055

Audit fees	2,722

Retirement plan custodial fees	839

Trustee fees	718

Legal fees	516

Other expenses	480

Chief Compliance Officer expenses	432

Printing and postage fees	390

Custodian fees	331

Total gross expenses	44,456

Less adviser fees waived	(8,400)

Less custodian fee credits	(331)

Net expenses	35,725

Net investment income	$193,211

Net realized gain from investments and foreign currency	$330,591

Net decrease in unrealized appreciation on investments and foreign currency	(524,484)

Net loss on investments	$(193,893)

Net decrease in net assets resulting from operations	$(682)

34	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Global High Income Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Increase in net assets from operations

From operations

Net investment income	$193,211	$279,765

Net realized gain on investment	330,591	186,963

Net increase (decrease) in unrealized appreciation	(524,484)	344,554

Net increase (decrease) in net assets	(682)	811,282

Distributions to shareowners	(182,768)	(289,162)

Capital share transactions

Proceeds from sales of shares	747,317	1,477,957

Value of shares issued in reinvestment of dividends	178,216	282,380

Cost of shares redeemed	(136,178)	(1,747,724)

Total capital shares transactions	789,355	12,613

Total increase in net assets	605,905	534,733

Net assets

Beginning of period	9,149,698	8,614,965

End of period	$9,755,603	$9,149,698

Shares of the Fund sold and redeemed

Number of shares sold	68,984	139,723

Number of shares issued in reinvestment of dividends	16,547	27,875

Number of shares redeemed	(12,620)	(166,437)

Net increase in number of shares outstanding	72,911	1,161

Financial Highlights	For period ended	For Period ended November 30,

Selected data per share of outstanding capital stock throughout each year:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$10.77	$10.15	$11.42	$11.07	$11.12	$10.11

Income from investment operations

Net investment income	0.21	0.33	0.31	0.42	0.40	0.35

Net gains (losses) on securities (both realized & unrealized)	(0.19)	0.65	(0.66)	0.32	(0.15)	1.11

Total from investment operations	0.02	0.98	(0.35)	0.74	0.25	1.46

Less distributions

Dividends from net investment income	(0.22)	(0.36)	(0.40)	(0.39)	(0.30)	(0.45)

Distribution from capital gains	-	-	(0.52)	-	-	-

Total distributions	(0.22)	(0.36)	(0.92)	(0.39)	(0.30)	(0.45)

Net asset value at end of period	$10.57	$10.77	$10.15	$11.42	$11.07	$11.12

Total returnA	0.10%	9.87%	(3.51)%	7.06%	2.31%	15.01%

Ratios / supplemental data

Net assets ($000), end of period	$9,756	$9,150	$8,615	$9,893	$8,827	$9,373

Ratio of expenses to average net assets

Before fee waiversB	0.93%	0.78%	0.70%	1.11%	0.97%	1.18%

After fee waiversB	0.76%	0.70%	0.56%	0.76%	0.75%	0.83%

After fee waivers and custodian fee creditsB	0.75%	0.69%	0.55%	0.75%	0.75%	0.82%

Ratio of net investment income after custodian fee credits to average net assetsB	4.05%	3.11%	3.12%	3.72%	3.43%	3.34%

Portfolio turnover rateA	8%	27%	27%	33%	10%	8%

A	Not annualized
B	Annualized

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	35

Sextant Growth Fund

Performance Summary

Average Annual Total Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant Growth Fund Investor Shares (SSGFX)	-5.53%	14.56%	12.86%	0.74%

Sextant Growth Fund Z Shares (SGZFX)[2]	-5.31%	n/a	n/a	0.51%

S&P 500 Index	-0.30%	13.38%	14.39%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2012, to an identical amount invested in the S&P 500 Index, an index comprised of 500 widely held common stocks considered to be representative of the US stock market in general. The graph shows that an investment in the Investor Shares of the Fund would have risen to $33,528 versus $38,377 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant Growth Fund Z Shares (SGZFX) began operations June 2, 2017.

Fund Objective

The objective of the Growth Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Apple	9.7%

Microsoft	9.1%

Alphabet, Class A	6.4%

Amazon.com	5.7%

Mastercard, Class A	5.6%

Abbott Laboratories	4.3%

Adobe	3.9%

Lowe’s	3.9%

Corteva	3.0%

Costco Wholesale	2.9%

Portfolio Diversification

% of Total Net Assets

Communications Equipment	12.0%	∎
Infrastructure Software	11.3%	∎
Medical Devices	8.2%	∎
Internet Media	6.4%	∎
E-Commerce Discretionary	5.7%	∎
Application Software	5.7%	∎
Consumer Finance	5.6%	∎
Semiconductor Devices	4.4%	∎
Industry < 4.0%	33.0%	∎
Other Assets (net of liabilities)	7.7%	∎

36	May 31, 2022	Semi-Annual Report

Sextant Growth Fund

Schedule of Investments				As of May 31, 2022

Common Stock – 92.3%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Communications

Internet Media

Alphabet, Class A1	1,584	$898,428	$3,603,980	6.4%

		898,428	3,603,980	6.4%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Nike, Class B	10,276	528,776	1,221,303	2.2%

Automobiles

Ford Motor	14,000	339,056	191,520	0.3%

General Motors	5,500	333,933	212,740	0.4%

		672,989	404,260	0.7%

E-Commerce Discretionary

Amazon.com[1]	1,349	162,991	3,243,252	5.7%

Home Improvement

Stanley Black & Decker	8,100	758,431	961,389	1.7%

Home Products Stores

Lowe’s	11,200	794,834	2,187,360	3.9%

Other Commercial Services

Ecolab	2,850	316,521	467,144	0.8%

Specialty Apparel Stores

Lululemon Athletica[1]	2,000	662,115	585,380	1.0%

TJX Companies	11,078	330,472	704,228	1.3%

		992,587	1,289,608	2.3%

		4,227,129	9,774,316	17.3%

Consumer Staples

Beverages

Monster Beverage	16,100	1,489,661	1,434,832	2.5%

Mass Merchants

Costco Wholesale	3,509	410,438	1,635,966	2.9%

		1,900,099	3,070,798	5.4%

Financials

Banks

PNC Financial Services Group	6,800	1,167,118	1,192,788	2.1%

Consumer Finance

Mastercard, Class A	8,914	806,924	3,190,053	5.6%

		1,974,042	4,382,841	7.7%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	37

Sextant Growth Fund

Schedule of Investments				As of May 31, 2022

Common Stock – 92.3%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Health Care

Medical Devices

Abbott Laboratories	20,799	$646,854	$2,443,051	4.3%

Edwards Lifesciences[1]	10,500	346,070	1,058,925	1.8%

Stryker	5,000	909,791	1,172,500	2.1%

		1,902,715	4,674,476	8.2%

Specialty Pharma

Horizon Therapeutics[1]	14,300	1,540,577	1,282,567	2.3%

		3,443,292	5,957,043	10.5%

Industrials

Commercial & Residential Building Equipment & Systems

Johnson Controls International	22,500	1,043,161	1,226,475	2.2%

Measurement Instruments

Trimble[1]	12,000	415,876	816,600	1.4%

		1,459,037	2,043,075	3.6%

Materials

Agricultural Chemicals

Corteva	27,500	1,174,068	1,722,050	3.0%

Precious Metal Mining

Newmont	18,000	1,012,076	1,221,300	2.2%

Specialty Chemicals

RPM International	18,000	737,644	1,585,800	2.8%

		2,923,788	4,529,150	8.0%

Technology

Application Software

Adobe[1]	5,300	27,875	2,207,344	3.9%

Take-Two Interactive Software[1]	8,250	915,397	1,027,373	1.8%

		943,272	3,234,717	5.7%

Communications Equipment

Apple	36,800	10,844	5,477,312	9.7%

Motorola Solutions	6,000	1,346,591	1,318,440	2.3%

		1,357,435	6,795,752	12.0%

Infrastructure Software

Microsoft	18,920	872,435	5,143,780	9.1%

Oracle	17,500	901,024	1,258,600	2.2%

		1,773,459	6,402,380	11.3%

Continued on next page.

38	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Schedule of Investments				As of May 31, 2022

Common Stock – 92.3%	Number of Shares	Cost	Market Value	Percentage of Net Assets

Technology (continued)

Semiconductor Devices

NVIDIA	2,400	$254,396	$448,128	0.8%

Qualcomm	6,050	406,878	866,481	1.5%

Texas Instruments	6,600	939,244	1,166,616	2.1%

		1,600,518	2,481,225	4.4%

		5,674,684	18,914,074	33.4%

Total investments		$22,500,499	$52,275,277	92.3%

Other assets (net of liabilities)			4,345,657	7.7%

Total net assets			$56,620,934	100.0%

[1]	Non-income producing

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	39

Sextant Growth Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value

(Cost $22,500,499)	$52,275,277

Cash	4,348,879

Prepaid expenses	23,970

Dividends receivable	20,248

Receivable for Fund shares sold	3,068

Other assets	1,214

Total assets	56,672,656

Liabilities

Accrued advisory fees	23,528

Payable for Fund shares redeemed	8,593

Accrued printing fees	8,161

Accrued retirement plan custody fee	2,888

Accrued legal expenses	1,760

Accrued other liabilities	1,711

Accrued trustee expenses	1,500

Accrued Chief Compliance Officer expenses	1,424

Accrued 12b-1 distribution fees	1,092

Accrued audit expenses	1,065

Total liabilities	51,722

Net assets	$56,620,934

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$23,190,552

Total distributable earnings	33,430,382

Net assets applicable to Fund shares outstanding	$56,620,934

Net asset value per Investor Share	SSGFX

Net assets, at value	$5,109,796

Shares outstanding	128,546

Net asset value, offering and redemption price per share	$39.75

Net asset value per Z Share	SGZFX

Net assets, at value	$51,511,138

Shares outstanding	1,299,310

Net asset value, offering and redemption price per share	$39.65

Statement of Operations

Period ended May 31, 2022

Investment income

Dividend income	$259,953

Miscellaneous income	26

Total investment income	259,979

Expenses

Investment adviser fees	212,306

Filing and registration fees	21,767

Audit fees	17,452

Trustee fees	8,193

Other expenses	7,370

Distribution fees - Investor Shares	7,299

Legal fees	7,152

Chief Compliance Officer expenses	5,805

Retirement plan custodial fees

Z Shares	2,930

Custodian fees	1,293

Printing and postage fees	866

Total gross expenses	292,433

Less custodian fee credits	(1,293)

Net expenses	291,140

Net investment loss	$(31,161)

Net realized gain from investments	$3,686,486	A

Net decrease in unrealized appreciation on investments	(14,181,835)

Net loss on investments	$(10,495,349)

Net decrease in net assets resulting from operations	$(10,526,510)

A	Includes $1,256,664 in net realized gains from redemptions in-kind

40	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant Growth Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Increase (decrease) in net assets from operations

From operations

Net investment income (loss)	$(31,161)	$262,926

Net realized gain on investment	3,686,486	5,700,455

Net increase (decrease) in unrealized appreciation	(14,181,835)	7,556,816

Net increase (decrease) in net assets	(10,526,510)	13,520,197

Distributions to shareowners

Net distribution to shareowners - Investor Shares	(540,647)	(30,963)

Net distribution to shareowners - Z Shares	(5,339,476)	(427,260)

Total distributions	(5,880,123)	(458,223)

Capital share transactions

Proceeds from sales of shares

Investor Shares	443,546	553,150

Z Shares	3,184,245	2,308,439

Value of shares issued in reinvestment of dividends

Investor Shares	401,784	22,980

Z Shares	5,211,605	419,115

Cost of shares redeemed

Investor Shares	(617,864)	(526,990)

Z Shares	(4,283,749)	(6,123,451)

Total capital share transactions	4,339,567	(3,346,757)

Total increase (decrease) in net assets	(12,067,066)	9,715,217

Net assets

Beginning of period	68,688,000	58,972,783

End of period	$56,620,934	$68,688,000

Shares of the Fund sold and redeemed

Investor Shares (SSGFX)

Number of shares sold	10,162	11,715

Number of shares issued in reinvestment of dividends and distributions	8,392	536

Number of shares redeemed	(14,768)	(11,644)

Net increase in number of shares outstanding	3,786	607

Z Shares (SGZFX)

Number of shares sold	72,370	50,253

Number of shares issued in reinvestment of dividends and distributions	109,258	9,829

Number of shares redeemed	(96,297)	(133,335)

Net increase (decrease) in number of shares outstanding	85,331	(73,253)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	41

Sextant Growth Fund: Financial Highlights

Investor Shares (SSGFX)	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$51.39	$41.86	$33.25	$28.70	$27.51	$22.52

Income from investment operations

Net investment incomeA	(0.07)	0.09	(0.03)	(0.03)	0.07	0.15

Net gains (losses) on securities (both realized & unrealized)	(7.27)	9.70	9.58	5.86	2.53	4.93

Total from investment operations	(7.34)	9.79	9.55	5.83	2.60	5.08

Less distributions

Dividends (from net investment income)	(0.05)	(0.03)	(0.01)	(0.04)	(0.07)	(0.09)

Distributions (from capital gains)	(4.25)	(0.23)	(0.93)	(1.24)	(1.34)	-

Total distributions	(4.30)	(0.26)	(0.94)	(1.28)	(1.41)	(0.09)

Net asset value at end of period	$39.75	$51.39	$41.86	$33.25	$28.70	$27.51

Total returnB	(15.70)%	23.48%	29.49%	21.81%	9.95%	22.64%

Ratios / supplemental data

Net assets ($000), end of period	$5,110	$6,411	$5,197	$4,533	$5,037	$5,962

Ratio of expenses to average net assets

Before custodian fee creditsC	1.14%	0.74%	1.05%	1.20%	0.92%	0.76%

After custodian fee creditsC	1.14%	0.74%	1.05%	1.20%	0.92%	0.76%

Ratio of net investment income after custodian fee credits to average net assetsC	(0.31)%	0.20%	(0.08)%	(0.07)%	0.25%	0.60%

Portfolio turnover rateB	7%	18%	17%	10%	17%	18%

Z Shares (SGZFX)	For period ended	For year ended November 30,				For period endedD

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	November 30, 2017

Net asset value at beginning of period	$51.30	$41.78	$33.16	$28.65	$27.50	$25.54

Income from investment operations

Net investment incomeA	(0.02)	0.20	0.05	0.08	0.13	0.16

Net gains (losses) on securities (both realized & unrealized)	(7.24)	9.66	9.56	5.82	2.53	1.82

Total from investment operations	(7.26)	9.86	9.61	5.90	2.66	1.98

Less distributions

Dividends (from net investment income)	(0.14)	(0.11)	(0.06)	(0.15)	(0.17)	(0.02)

Distributions (from capital gains)	(4.25)	(0.23)	(0.93)	(1.24)	(1.34)	-

Total distributions	(4.39)	(0.34)	(0.99)	(1.39)	(1.51)	(0.02)

Net asset value at end of period	$39.65	$51.30	$41.78	$33.16	$28.65	$27.50

Total returnB	(15.61)%	23.76%	29.79%	22.22%	10.20%	7.73%

Ratios / supplemental data

Net assets ($000), end of period	$51,511	$62,277	$53,776	$40,978	$34,191	$32,017

Ratio of expenses to average net assets

Before custodian fee creditsC	0.91%	0.51%	0.82%	0.90%	0.70%	0.51%

After custodian fee creditsC	0.90%	0.50%	0.82%	0.90%	0.70%	0.51%

Ratio of net investment income after custodian fee credits to average net assetsC	(0.08)%	0.43%	0.14%	0.23%	0.47%	0.89%

Portfolio turnover rateB	7%	18%	17%	10%	17%	18%

A	Calculated using average shares outstanding
B	Not annualized for periods of less than one year
C	Annualized for periods of less than one year
D	Operations commenced on June 2, 2017

42	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Performance Summary

Average Annual Total Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sextant International Fund Investor Shares (SSIFX)	-8.69%	8.32%	6.89%	0.93%

Sextant International Fund Z Shares (SIFZX)[2]	-8.48%	n/a	n/a	0.72%

MSCI EAFE Index	-10.18%	4.67%	7.65%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged, and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2012, to an identical amount invested in the MSCI EAFE Index, an international index focused on Europe, Australasia, and the Far East. The graph shows that an investment in Investor Shares of the Fund would have risen to $19,478 versus $20,901 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Sextant International Fund Z Shares (SIFZX) began operations June 2, 2017.

Fund Objective

The objective of the International Fund is long-term capital growth.

Top 10 Holdings

% of Total Net Assets

Wolters Kluwer	8.3%

ASML	6.6%

NICE Systems ADR	6.4%

Dassault Systemes ADR	6.3%

Novo Nordisk ADR	6.3%

MercadoLibre	5.0%

Accenture, Class A	4.3%

Rio Tinto ADR	4.1%

Sony ADR	4.0%

Telus	3.3%

Portfolio Diversification

% of Total Net Assets

Application Software	16.8%	∎
Large Pharma	10.7%	∎
Information Services	8.3%	∎
Semiconductor Manufacturing	6.6%	∎
Consumer Electronics	6.5%	∎
E-Commerce Discretionary	5.0%	∎
Medical Equipment	5.0%	∎
Household Products	4.8%	∎
IT Services	4.3%	∎
Steel Raw Material Suppliers	4.1%	∎
Power Generation	3.7%	∎

Telecom Carriers	3.3%	∎

Basic & Diversified Chemicals	3.0%	∎

Industries < 2.5%	12.7%	∎

Other Assets (net of liabilities)	5.2%	∎

Semi-Annual Report	May 31, 2022	43

Sextant International Fund

Schedule of Investments					As of May 31, 2022

Common Stocks – 94.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Carriers

Telus	78,000	$560,986	$1,953,120	Canada	3.3%

		560,986	1,953,120		3.3%

Consumer Discretionary

Apparel, Footwear & Accessory Design

Hermes International	500	434,490	596,549	France	1.0%

E-Commerce Discretionary

MercadoLibre[2]	3,780	313,491	2,970,626	Argentina	5.0%

		747,981	3,567,175		6.0%

Consumer Staples

Household Products

L’Oreal	2,000	658,700	704,909	France	1.1%

Reckitt Benckiser Group	12,000	959,463	926,448	United Kingdom	1.6%

Unicharm	36,000	1,534,755	1,236,062	Japan	2.1%

		3,152,918	2,867,419		4.8%

Packaged Food

Danone SA	20,000	1,346,845	1,174,228	France	2.0%

		4,499,763	4,041,647		6.8%

Health Care

Large Pharma

Novartis ADR	15,600	768,885	1,418,664	Switzerland	2.4%

Novo Nordisk ADR	33,600	411,800	3,709,440	Denmark	6.3%

Roche Holding AG - Genusschein	3,600	1,334,323	1,227,680	Switzerland	2.0%

		2,515,008	6,355,784		10.7%

Medical Equipment

Alcon	25,000	1,294,019	1,868,250	Switzerland	3.1%

Koninklijke Philips	42,649	1,687,332	1,105,889	Netherlands	1.9%

		2,981,351	2,974,139		5.0%

		5,496,359	9,329,923		15.7%

Industrials

Electrical Components

TE Connectivity	11,000	1,662,693	1,423,290	Switzerland	2.4%

Electrical Power Equipment

Schneider Electric	10,000	1,801,618	1,385,941	France	2.4%

Rail Freight

Canadian National Railway	10,000	1,164,265	1,137,800	Canada	1.9%

		4,628,576	3,947,031		6.7%

Continued on next page.

44	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Schedule of Investments				As of May 31, 2022

Common Stocks – 94.8%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Materials

Basic & Diversified Chemicals

Linde	5,500	$1,397,250	$1,785,740	Ireland	3.0%

Precious Metal Mining

Barrick Gold	25,000	447,237	512,250	Canada	0.8%

Steel Raw Material Suppliers

Rio Tinto ADR	32,800	1,773,219	2,408,832	United Kingdom	4.1%

		3,617,706	4,706,822		7.9%

Technology

Application Software

AVEVA Group	10,000	538,523	287,296	United Kingdom	0.4%

Dassault Systemes ADR	88,215	671,801	3,720,027	France	6.3%

Nemetschek SE	5,000	542,628	357,221	Germany	0.6%

NICE Systems ADR	19,010	719,287	3,777,667	Israel	6.4%

OpenText	44,650	1,852,167	1,831,097	Canada	3.1%

		4,324,406	9,973,308		16.8%

Consumer Electronics

Nintendo	3,400	1,490,299	1,519,123	Japan	2.5%

Sony ADR	25,000	1,506,327	2,351,750	Japan	4.0%

		2,996,626	3,870,873		6.5%

Electronics Components

Murata Manufacturing	20,000	1,656,127	1,286,108	Japan	2.2%

Information Services

Wolters Kluwer	50,000	936,626	4,922,999	Netherlands	8.3%

IT Services

Accenture, Class A	8,550	1,580,111	2,551,833	Ireland	4.3%

Semiconductor Manufacturing

ASML	6,800	237,155	3,918,772	Netherlands	6.6%

		11,731,051	26,523,893		44.7%

Utilities

Power Generation

Iberdrola	89,851	906,168	1,062,319	Spain	1.8%

Northland Power	38,000	1,225,865	1,149,120	Canada	1.9%

		2,132,033	2,211,439		3.7%

Total investments		$33,414,455	$56,281,050		94.8%

Other assets (net of liabilities)			3,063,155		5.2%

Total net assets			$59,344,205		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	45

Sextant International Fund

Schedule of Investments	As of May 31, 2022

Countries

Other assets (net of liabilities) 5.2% Weightings shown are a percentage of total net assets.

46	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $33,414,455)	$56,281,050

Cash	2,799,962

Recoverable tax receivable	174,451

Dividends receivable	122,919

Prepaid expenses	33,915

Receivable for Fund shares sold	4,322

Total assets	59,416,619

Liabilities

Accrued advisory fees	24,687

Payable for Fund shares redeemed	15,000

Accrued postage	8,710

Accrued 12b-1 distribution fees	7,388

Accrued printing fees	5,585

Accrued trustee expenses	4,507

Accrued other operating expenses	2,463

Accrued retirement plan custody fee	2,086

Accrued Chief Compliance Officer expenses	1,988

Total liabilities	72,414

Net assets	$59,344,205

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$32,339,863

Total distributable earnings	27,004,342

Net assets applicable to Fund shares outstanding	$59,344,205

Net asset value per Investor Share	SSIFX

Net assets, at value	$35,366,951

Shares outstanding	1,929,120

Net asset value, offering and redemption price per share	$18.33

Net asset value per Z Share	SIFZX

Net assets, at value	$23,977,254

Shares outstanding	1,306,068

Net asset value, offering and redemption price per share	$18.36

Statement of Operations

Period ended May 31, 2022

Investment income

Dividend income (net of foreign tax $83,141)	$670,274

Total investment income	670,274

Expenses

Investment advisory fees	243,680

Distribution fees - Investor Shares	50,334

Filing and registration fees	26,671

Audit fees	22,439

Reflow fees	10,575

Trustee fees	7,261

Chief Compliance Officer expenses	5,392

Other operating expenses	3,938

Custodian fees	3,363

Legal fees	2,888

Retirement plan custodial fees

Investor Shares	16

Z Shares	2,186

Printing and postage fees	603

Total gross expenses	379,346

Less custodian fee credits	(3,363)

Net expenses	375,983

Net investment income	$294,291

Net realized gain from investments and foreign currency	$3,820,165	A

Net decrease in unrealized appreciation on investments and foreign currency	(15,083,680)

Net loss on investments	$(11,263,515)

Net decrease in net assets resulting from operations	$(10,969,224)

A	Includes $3,892,221 in net realized gains from redemptions in-kind.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	47

Sextant International Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$294,291	$432,239

Net realized gain on investment	3,820,165	22,095,159

Net decrease in unrealized appreciation	(15,083,680)	(7,848,741)

Net increase (decrease) in net assets	(10,969,224)	14,678,657

Distributions to shareowners

Net distribution to shareowners - Investor Shares	(3,698,513)	(193,665)

Net distribution to shareowners - Z Shares	(2,376,574)	(162,812)

Total distributions	(6,075,087)	(356,477)

Capital share transactions

Proceeds from sales of shares

Investor Shares	1,043,547	4,951,355

Z Shares	5,712,114	17,392,993

Value of shares issued in reinvestment of dividends

Investor Shares	3,613,417	190,430

Z Shares	2,277,923	156,810

Cost of shares redeemed

Investor Shares	(5,542,104)	(18,619,163)

Z Shares	(6,205,841)	(20,966,859)

Total capital share transactions	899,056	(16,894,434)

Total decrease in net assets	(16,145,255)	(2,572,254)

Net assets

Beginning of period	75,489,460	78,061,714

End of period	$59,344,205	$75,489,460

Shares of the Fund sold and redeemed

Investor Shares (SSIFX)

Number of shares sold	50,533	210,865

Number of shares issued in reinvestment of dividends and distributions	163,799	9,231

Number of shares redeemed	(267,055)	(845,292)

Net decrease in number of shares outstanding	(52,723)	(625,196)

Z Shares (SIFZX)

Number of shares sold	277,308	775,296

Number of shares issued in reinvestment of dividends and distributions	103,214	7,594

Number of shares redeemed	(303,073)	(922,890)

Net increase (decrease) in number of shares outstanding	77,449	(140,000)

48	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Sextant International Fund: Financial Highlights

Investor Shares (SSIFX)	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each year:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$23.49	$19.62	$18.50	$16.83	$17.98	$14.37

Income from investment operations

Net investment incomeA	0.08	0.10	0.12	0.12	0.15	0.16

Net gains (losses) on securities (both realized & unrealized)	(3.35)	3.85	1.66	2.74	0.14	3.65

Total from investment operations	(3.27)	3.95	1.78	2.86	0.29	3.81

Less distributions

Dividends (from net investment income)	(0.13)	(0.08)	(0.11)	(0.15)	(0.17)	(0.20)

Distributions (from capital gains)	(1.76)	-	(0.55)	(1.04)	(1.27)	-

Total distributions	(1.89)	(0.08)	(0.66)	(1.19)	(1.44)	(0.20)

Net asset value at end of period	$18.33	$23.49	$19.62	$18.50	$16.83	$17.98

Total returnB	(15.30)%	20.16%	9.86%	18.82%	1.63%	26.76%

Ratios / supplemental data

Net assets ($000), end of period	$35,367	$46,560	$51,141	$67,390	$41,688	$46,321

Ratio of expenses to average net assets

Before custodian fee creditsC	1.24%	0.93%	0.83%	1.07%	1.05%	1.04%

After custodian fee creditsC	1.23%	0.92%	0.82%	1.06%	1.04%	1.04%

Ratio of net investment income after custodian fee credits to average net assetsC	0.78%	0.46%	0.70%	0.62%	0.89%	1.00%

Portfolio turnover rateB	2%	22%	16%	6%	2%	2%

Z Shares (SIFZX)	For period ended		For year ended November 30,			Period ended

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	Nov. 30, 2017	D

Net asset value at beginning of period	$23.55	$19.67	$18.55	$16.87	$18.00	$16.55

Income from investment operations

Net investment incomeA	0.10	0.15	0.15	0.19	0.19	0.13

Net gains on securities (both realized and unrealized)	(3.35)	3.85	1.67	2.72	0.14	1.41

Total from investment operations	(3.25)	4.00	1.82	2.91	0.33	1.54

Less distributions

Dividends (from net investment income)	(0.18)	(0.12)	(0.15)	(0.19)	(0.19)	(0.09)

Distributions (from capital gains)	(1.76)	-	(0.55)	(1.04)	(1.27)	-

Total distributions	(1.94)	(0.12)	(0.70)	(1.23)	(1.46)	(0.09)

Net asset value at end of period	$18.36	$23.55	$19.67	$18.55	$16.87	$18.00

Total returnB	(15.20)%	20.42%	10.09%	19.14%	1.83%	9.32%

Ratios / supplemental data

Net assets ($000), end of period	$23,977	$28,929	$26,921	$30,963	$20,692	$21,031

Ratio of expenses to average net assets

Before custodian fee creditsC	0.99%	0.72%	0.63%	0.85%	0.84%	0.79%

After custodian fee creditsC	0.98%	0.71%	0.63%	0.84%	0.82%	0.78%

Ratio of net investment income after custodian fee credits to average net assetsC	1.04%	0.68%	0.87%	0.91%	1.13%	0.53%

Portfolio turnover rateB	2%	22%	16%	6%	2%	2%

A	Calculated using average shares outstanding
B	Annualized for periods of less than one year
C	Not annualized for periods of less than one year
D	Operations commenced on June 2, 2017

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	49

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund (each, a “Fund”, and collectively, the “Funds”), Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund. Idaho Tax-Exempt Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Sextant Growth Investor Shares (previously known as Idaho Limited Maturity Tax-Exempt Fund until October 12, 1990, then Northwest Growth Fund until September 28, 1995, when the investment objective of only Northwest stocks was changed) commenced operations as an equity fund on December 30, 1990. Sextant Growth Fund Z Shares began operations June 2, 2017. Sextant International Investor Shares began operations September 28, 1995 and Sextant International Fund Z Shares began operations on June 2, 2017. Sextant Short-Term Bond began operations September 28, 1995. Sextant Bond Income Fund (previously known as Washington Tax-Exempt Fund until September 28, 1995, when the investment objective of only Washington State Municipal Bonds was changed) began operations on March 1, 1993. Sextant Core Fund commenced operations March 30, 2007. Sextant Global High Income Fund commenced operations March 30, 2012.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services - Investment Companies”.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Growth, International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers and smaller companies, tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Growth and Core Funds: Smaller companies involve higher investment risks in that they often have limited product lines, markets, and resources, or their securities may trade less frequently and have greater price fluctuation than those of larger companies.

Growth stocks, which can be priced on future expectations rather than current results, may decline substantially when expectations are not met.

International, Core, Short-Term Bond, Bond Income, and Global High Income Funds: Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Core Fund: The Core Fund has the risks of growth stocks, foreign securities, credit, and interest rates — but these risks are mitigated by spreading its investments in both stocks and bonds, and by favoring income-producing securities and those of larger, more seasoned companies.

Short-Term Bond, Bond Income, Global High Income, and Core Funds: Bonds entail credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

Interest rate fluctuations affect bond prices and a Fund’s net asset value, but not the income received by the Fund from its portfolio securities. Because prices and yields on debt securities vary over time, a Fund’s yield also varies. Bonds with embedded callable options also contain an element of prepayment risk. When interest rates decline, issuers can retire their debt and reissue bonds at a lower interest rate. This hurts investors because yields available for reinvestment will have declined and upward price mobility on callable bonds is generally limited by the call price.

Global High Income Fund: Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest, principal, and dividend payments as expected. The prices of high-yield securities generally fluctuate more than those of higher quality. High-yield securities are generally more illiquid (harder to sell) and harder to value.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

50	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at the fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The following is a summary of the inputs used as of May 31, 2022, in valuing the Funds’ investments carried at value:

Funds	Level 1	Level 2	Level 3	Total

Short-Term Bond

Corporate Bonds[1]	$-	$8,882,738	$-	$8,882,738

Government Bonds[1]	$-	$2,639,430	$-	$2,639,430

Total Assets	$-	$11,522,168	$-	$11,522,168

Bond Income

Corporate Bonds[1]	$-	$6,847,349	$-	$6,847,349

Government Bonds[1]	$-	$2,839,878	$-	$2,839,878

Municipal Bonds[1]	$-	$161,666	$-	$161,666

Total Assets	$-	$9,848,893	$-	$9,848,893

Continued on next page.

Semi-Annual Report	May 31, 2022	51

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2022, in valuing the Funds’ investments carried at value (continued):

Funds	Level 1	Level 2	Level 3	Total

Core

Common Stocks

Communications	$645,644	$-	$-	$645,644

Consumer Discretionary	876,495	-	-	876,495

Consumer Staples	611,474	-	-	611,474

Energy	862,353	-	-	862,353

Financials	776,203	-	-	776,203

Health Care	1,672,520	170,511	-	1,843,031

Industrials	1,461,063	-	-	1,461,063

Materials	1,047,760	-	-	1,047,760

Technology	1,808,352	-	-	1,808,352

Utilities	482,792	-	-	482,792

Common Stocks	$10,244,656	$170,511	$-	$10,415,167

Corporate Bonds[1]	$-	$4,284,544	$-	$4,284,544

Government Bonds[1]	$-	$3,450,451	$-	$3,450,451

Municipal Bonds[1]	$-	$216,143	$-	$216,143

Total Assets	$10,244,656	$8,121,649	$-	$18,366,305

Global High Income

Common Stocks

Communications	$854,680	$165,203		$1,019,883

Consumer Discretionary	-	249,809		249,809

Energy	448,476	-		448,476

Financials	350,025	276,000		626,025

Health Care	446,850	-		446,850

Materials	939,830	200,008		1,139,838

Technology	366,250	223,400		589,650

Total Common Stocks	$3,406,111	$1,114,420	$-	$4,520,531

Corporate Bonds[1]	$-	$3,493,539	$-	$3,493,539

Government Bonds[1]	$-	$1,254,790	$-	$1,254,790

Municipal Bonds[1]	$-	$51,758	$-	$51,758

Total Assets	$3,406,111	$5,914,507	$-	$9,320,618

Growth

Common Stocks[1]	$52,275,277	$-	$-	$52,275,277

Total Assets	$52,275,277	$-	$-	$52,275,277

International

Common Stocks

Communications	$1,953,120	$-	$-	$1,953,120

Consumer Discretionary	2,970,626	596,549	-	3,567,175

Consumer Staples	-	4,041,647	-	4,041,647

Health Care	8,102,243	1,227,680	-	9,329,923

Industrial	2,561,090	1,385,941	-	3,947,031

Materials	4,706,822	-	-	4,706,822

Technology	18,151,146	8,372,747	-	26,523,893

Utilities	1,149,120	1,062,319	-	2,211,439

Total Assets	$39,594,167	$16,686,883	$-	$56,281,050

[1]	See Schedule of Investments for industry breakout.

52	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 – 2020) or expected to be taken in the Funds’ 2021 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

As of November 30, 2021, the reclassification of capital accounts were as follows:

	Core	International

Undistributed Earnings	$(124,126)	$(11,781,441)

Paid-in capital	$124,126	$11,781,441

These reclassifications were due to redemptions in kind.

The Short-Term Bond, Bond Income, Core, Global High Income, Growth Funds had no reclassification of capital accounts.

Distributions to shareowners:

For the Sextant Short-Term Bond Fund and Sextant Bond Income Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, and Sextant International Fund, dividends to shareowners from net investment income are payable annually, typically by the end of the year. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority (FCA) announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the transition from LIBOR remains unclear. As a result, the Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Recent Accounting Pronouncement:

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management will implement on effective date.

Semi-Annual Report	May 31, 2022	53

Notes To Financial Statements (continued)

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser a base Investment Advisory and Administrative Services Fee of 0.50% of average net assets per annum, payable monthly for each of the Funds. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The base Advisory Fee is subject to adjustment up or down depending on the investment performance of the Fund relative to a specified index.

•

For each month in which the Fund’s total investment return (change in net asset value plus all distributions reinvested) for the one year period through that month outperforms or underperforms the total return of a specified index for that period by 1% or more but less than 2%, the Base Fee is increased or decreased by the annual rate of 0.10% of the Fund’s average daily net assets for the preceding year.

•	If the outperformance or underperformance is 2% or more, then the adjustment is at the annual rate of 0.20%.

For the fiscal period ended May 31, 2022, due to the performance adjustment the Advisory Fee amounts charged or reduced in addition to the Base Fee were as follows:

	Base Fees	Performance Fee	Adviser Fee

Short-Term Bond	$29,460	$(2,047)	$27,413

Bond Income	$26,815	$1,879	$28,694

Core	$47,621	$(1,668)	$45,953

Global High Income	$22,267	$4,706	$26,973

Growth	$147,130	$65,176	$212,306

International	$154,704	$88,976	$243,680

The adviser has voluntarily undertaken to limit expenses through March 31, 2023 of Sextant Short-Term Bond Fund to 0.60% and Sextant Global High Income to 0.75%. For the period ended May 31, 2022, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived	Expense Reimbursement

Short-Term Bond	$27,413	$(13,389)	$-

Bond Income	$28,694	$(13,383)	$-

Core	$45,953	$-	$-

Global High Income	$26,973	$(8,400)	$-

Growth	$212,306	$-	$-

International	$243,680	$-	$-

In accordance with the expense limitation noted above, for the period ended May 31, 2022, Saturna Capital waived a portion of the advisory fees of the Sextant Short-Term Bond Fund, Sextant Bond Income Fund, and Sextant Global High Income Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On October 3, 2006, The Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. The plan provides that the Funds will pay a fee to SBS at an annual rate of 0.25% of the average net assets of the Funds. On June 2, 2017, 12b-1 fees were terminated for all Funds except Sextant Growth Investor Shares and Sextant International Investor Shares.

During the period ended May 31, 2022, the Trust paid SBS the following amounts:

Distribution (12b-1) Fees

Short-Term Bond	n/a

Bond Income	n/a

Core	n/a

Global High Income	n/a

Growth Investor Shares (SSGFX)	$7,299

Growth Z Shares (SGZFX)	n/a

International Investor Shares (SSIFX)	$50,334

International Z Shares (SIFZX)	n/a

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the period ended May 31, 2022, the Funds incurred the following amounts:

Retirement plan custodial fees

Short-Term Bond	$1,179

Bond Income	$1,012

Core	$1,383

Global High Income	$839

Growth Investor Shares (SSGFX)	$-

Growth Z Shares (SGZFX)	$2,930

International Investor Shares (SSIFX)	$16

International Z Shares (SIFZX)	$2,186

54	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the period ended May 31, 2022, the Trust paid trustee compensation expenses of $28,125 which is included in the $25,791 of total expenses incurred for the Independent Trustees.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the period ended May 31, 2022, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Short-Term Bond	$1,247

Bond Income	$899

Core	$1,995

Global High Income	$432

Growth	$5,805

International	$5,392

On period ended May 31, 2022, the trustees, officers, and their affiliates as a group owned 39.53%, 29.50%, 32.43%, 55.64%, 0.46%, 19.39%, 0.03%, and 30.75% of the outstanding shares of Short-Term Bond Fund, Bond Income Fund, Core Fund, Global High Income Fund, Growth Fund Investor Shares, Growth Fund Z Shares, International Fund Investor Shares, and International Fund Z Shares, respectively.

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2022, and the fiscal year ended November 30, 2021 were as follows:

	Period ended May 31, 2022	Year ended November 30, 2021

Short-Term Bond Fund

Ordinary income	$62,887	$132,185

Bond Income Fund

Ordinary income	$137,448	$299,448

Core Fund

Ordinary income	$288,839	$265,566

Long-Term capital gain[1]	$307,625	$-

Global High Income Fund

Ordinary income	$182,768	$289,162

Growth Fund

Ordinary income	$179,932	$144,220

Long-term capital gain[1]	$5,700,191	$314,003

International Fund

Ordinary income	$475,898	$356,477

Long-term capital gain[1]	$5,599,189	$-

[1]	Long-Term Capital Gain dividend designated at 20% rate pursuant to Section 852(b)(3) of the Internal Revenue Code.

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of period ended May 31, 2022 was as follows:

	Short-Term Bond	Bond Income

Cost of investments	$11,845,968	$10,629,436

Gross tax unrealized appreciation	$9,335	$65,413

Gross tax unrealized depreciation	$(333,135)	$(845,956)

Net tax unrealized appreciation (depreciation)	$(323,800)	$(780,543)

	Core	Global High Income

Cost of investments	$14,477,460	$9,527,055

Gross tax unrealized appreciation	$4,380,237	$712,632

Gross tax unrealized depreciation	$(491,392)	$(919,069)

Net tax unrealized appreciation (depreciation)	$3,888,845	$(206,437)

	Growth	International

Cost of investments	$22,500,499	$33,414,455

Gross tax unrealized appreciation	$30,590,039	$25,651,544

Gross tax unrealized depreciation	$(815,261)	$(2,784,949)

Net tax unrealized appreciation (depreciation)	$29,774,778	$22,866,595

As of November 30, 2021, components of distributable earnings on a tax basis were as follows:

Short-Term Bond

Undistributed ordinary income	$3,411

Tax accumulated earnings	3,411

Accumulated capital losses	(8,635)

Unrealized appreciation	46,748

Total accumulated earnings	$41,524

Bond Income

Undistributed ordinary income	$1,641

Tax accumulated earnings	1,641

Accumulated capital losses	(15,924)

Unrealized appreciation	892,333

Total accumulated earnings	$878,050

Core

Undistributed ordinary income	$270,298

Accumulated capital gains	307,946

Tax accumulated earnings	578,244

Unrealized appreciation	5,398,576

Other unrealized losses	(191)

Total accumulated earnings	$5,976,629

Semi-Annual Report	May 31, 2022	55

Notes To Financial Statements (continued)

Global High Income

Undistributed ordinary income	$177,283

Tax accumulated earnings	177,283

Accumulated capital losses	(173,225)

Unrealized appreciation	324,793

Other unrealized losses	(4,028)

Total accumulated earnings	$324,823

Growth

Undistributed ordinary income	$179,947

Accumulated capital gains	5,700,455

Tax accumulated earnings	5,880,402

Unrealized appreciation	43,956,613

Total accumulated earnings	$49,837,015

International

Undistributed ordinary income	$502,085

Accumulated capital gains	5,601,388

Tax accumulated earnings	6,103,473

Unrealized appreciation	37,955,513

Other unrealized losses	(10,333)

Total accumulated earnings	$44,048,653

As of November 30, 2021, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-Term Bond Fund

Short-term loss carryforward	$8,635	Unlimited

	$8,635

Bond Income Fund

Long-term loss carryforward	$15,924	Unlimited

	$15,924

Global High Income Fund

Short-term loss carryforward	$173,225	Unlimited

	$173,225

NOTE 7 – Investments

Investment transactions other than short-term investments for the fiscal period ended May 31, 2022, were as follows:

	Purchases	Sales

Short-Term Bond	$2,739,644	$1,886,358

Bond Income	$-	$-

Core	$3,853,292	$1,051,567

Global High Income	$2,679,069	$689,276

Growth	$4,416,154	$9,230,192

International	$1,207,726	$6,151,506

NOTE 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the fiscal period ended May 31, 2022, were as follows:

Custodian Fee Credits

Short-Term Bond	$241

Bond Income	$238

Core	$409

Global High Income	$331

Growth	$1,293

International	$3,363

NOTE 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 10 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

56	May 31, 2022	Semi-Annual Report

Expenses

All mutual funds have operating expenses. As a Sextant Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other fund expenses such as shareowner reports (such as this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Sextant Funds, unlike many other mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021, to May 31, 2022).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees (note that the Sextant Funds do not charge any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value (December 1, 2021)	Ending Account Value (May 30, 2022)	Expenses Paid During Period[1]	Annualized Expense Ratio

Short-Term Bond Fund	$1,000	$969.60	$2.95	0.60%

Hypothetical (5% return before expenses)	$1,000	$1,021.93	$3.03	0.60%

Bond Income Fund	$1,000	$877.10	$3.05	0.65%

Hypothetical (5% return before expenses)	$1,000	$1,021.69	$3.28	0.65%

Core Fund	$1,000	$948.00	$3.88	0.80%

Hypothetical (5% return before expenses)	$1,000	$1,020.95	$4.02	0.80%

Global High Income Fund	$1,000	$1,001.00	$3.74	0.75%

Hypothetical (5% return before expenses)	$1,000	$1,021.19	$3.78	0.75%

Growth Fund Investor Shares	$1,000	$843.00	$5.23	1.14%

Hypothetical (5% return before expenses)	$1,000	$1,019.25	$5.73	1.14%

Growth Fund Z Shares	$1,000	$843.90	$4.15	0.90%

Hypothetical (5% return before expenses)	$1,000	$1,020.43	$4.54	0.90%

International Fund Investor Shares	$1,000	$847.00	$5.65	1.23%

Hypothetical (5% return before expenses)	$1,000	$1,018.81	$6.18	1.23%

International Fund Z Shares	$1,000	$848.00	$4.53	0.98%

Hypothetical (5% return before expenses)	$1,000	$1,020.02	$4.96	0.98%

[1]

Expenses are equal to the annualized expense ratio indicated above (based on the most recent semi-annual period of December 1, 2021, through May 31, 2022), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Semi-Annual Report	May 31, 2022	57

Availability of Portfolio Information

(1)

The Sextant Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.sextantfunds.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.sextantfunds. com.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Sextant Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareowners.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 14, 2021, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www. sextantfunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.sextantfunds.com; and (c) on the SEC’s website at www.sec. gov.

Privacy Statement

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

58	May 31, 2022	Semi-Annual Report

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Semi-Annual Report	May 31, 2022	59

1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762 This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable. This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Sextant Funds are series of Saturna Investment Trust. Saturna Brokerage Services, Distributor

SATURNA
SUSTAINABLE FUNDS

Sustainable Equity Fund
SEEFX

Sustainable Bond Fund
SEBFX

Semi-Annual Report

May 31, 2022

Sustainable Equity Fund Sustainable Bond Fund SEEFX SEBFX Semi-Annual Report May 31, 2022

Performance Summary (as of June 30, 2022)

Average Annual Returns (before any taxes paid by shareowners)
					Expense Ratio[1]

	1 Year	3 Year	5 Year	10 Year	Gross	Net

Sustainable Equity Fund (SEEFX)	-19.11%	5.06%	7.48%	n/a	0.85%	0.75%

S&P Global 1200 Index	-13.36%	7.52%	8.21%	10.03%	n/a	n/a

Sustainable Bond Fund (SEBFX)	-9.47%	-0.68%	0.19%	n/a	0.86%	0.65%

FTSE WorldBIG Index	-16.04%	-3.54%	-0.74%	0.07%	n/a	n/a

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.saturnasustainable.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Funds that invest in foreign securities may involve greater risk, including political and economic uncertainties of foreign countries as well as the risk of currency fluctuations.

A note about risk: Please see Notes to Financial Statements beginning on page 20 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

A Fund’s 30-Day Yield, sometimes referred to as “standardized yield” or “SEC yield,” is expressed as an annual percentage rate using a method of calculation adopted by the Securities and Exchange Commission (SEC). The 30-Day Yield provides an estimate of a Fund’s investment income rate, but may not equal the actual income distribution rate.

[1]

By regulation, expense ratios shown in these tables are as stated in the Funds’ most recent Prospectus, dated March 30, 2022, and incorporate results for the fiscal year ended November 30, 2021. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different periods. Also by regulation, the performance in this table represents the most recent quarter-end performance rather than performance through the Funds’ most recent fiscal period. Saturna Capital, the Fund’s adviser, has voluntarily capped actual expenses of the Sustainable Equity Fund at 0.75% and actual expenses of the Sustainable Bond Fund at 0.65% through March 31, 2023.

The S&P Global 1200 Index is a global stock market index covering nearly 70% of the world’s equity markets. The FTSE WorldBIG Index is a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed-income markets. Investors cannot invest directly in the indices.

The Saturna Sustainable Funds limit the securities they purchase to those consistent with sustainable principles. This limits opportunities and may affect performance.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Saturna Sustainable Funds in a prospectus or summary prospectus, ask your financial adviser, visit www.saturnasustainable.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

2	May 31, 2022	Semi-Annual Report

Fellow Shareowners:	July 15, 2022

Securities markets declined significantly during the six-months ended May 31, 2022, with the S&P 500 Index falling -8.85% while the S&P Global 1200 Index fell -7.83% and the broader MSCI All Country World Index lost -9.12%. Saturna Sustainable Equity Fund trailed, posting a -13.25% decrease for the same period. Bond markets were similarly roiled with the FTSE WorldBIG losing -11.84% and the Bloomberg US Aggregate Index falling -9.15%. Saturna Sustainable Bond Fund fared better, losing just -4.87% comparatively. Year-over-year, assets of the Funds have grown 6% to more than $51 million, supporting investors with an innovative approach to sustainable investing and a collection of thought-provoking white papers, practice management tools, and impact reports.

We’re pleased to report outstanding ratings for both performance and sustainability from independent performance monitor Morningstar. As of June 30, 2022, both Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund were rated 4 Stars Overall (among 304 Global Large-Stock Blend funds for the Equity Fund and 190 Global Bond funds for the Bond Fund). As of May 31, 2022, Saturna Sustainable Equity ranked in the 4th percentile (among 7,568 in the Global Equity Large Cap category) for sustainability, and Saturna Sustainable Bond ranked in the 11th percentile (among 1,883 funds in the Global Fixed-Income category), with both Funds earning “High” 5 Globe ratings. See page 5 for further details.

Morningstar®

Saturna Sustainable Equity (SEEFX)

Overall Rating™	Sustainability Rating™
ê ê ê ê	Ø Ø Ø Ø Ø

Among 304 Global Large-Stock Blend Funds, based on risk-

adjusted performance

Saturna Sustainable Bond (SEBFX)

Overall Rating™	Sustainability Rating™
ê ê ê ê	Ø Ø Ø Ø Ø

Among 190 Global Bond Funds, based on risk-adjusted

performance

Going Forward

What is the likely long-term environment as we emerge from the current period of disruption – what do things look like on the other side? Two theses are competing. The first expects that we return to a period like the decade following the Global Financial Crisis (GFC) with anemic growth, low inflation, and low interest rates. Presumably such an easy money environment would support renewed asset price inflation with housing and stocks once again off to the races, the latter focusing on growth opportunities be they immediate or in the future. Elements contributing to this outlook include the deflationary effect of aging demographics, stagnant to falling developed world populations, and continued efficiency gains from technological development such as automation.

Semi-Annual Report	May 31, 2022	3

Others argue that a pullback in globalization coupled with an end to the China-driven surge in working age population that has helped restrain prices for much of the century will empower workers to demand higher wages, leading companies to increase prices, creating a cycle of embedded inflation and implying higher interest rates. Any sign of trouble will spur governments to act more aggressively than they did following the GFC and follow more closely their pandemic playbooks given the apparent victory of Modern Monetary Theory and the absence of Bond Market vigilantes.

While far too early to settle upon the likely outcome, between now and then we face the highest interest rates in decades. Given our focus on strongly cash generative, low debt companies, such an environment may prove relatively beneficial for our investments. They will not be burdened by high interest payments and may be able to exploit difficulties faced by other, more heavily indebted companies or take advantage of opportunities to invest when others cannot.

We undoubtedly face more economic turmoil, but we retain faith in the power of human resilience and creativity. Thank you for investing with us. Please read this report and let us know how we can be of assistance to you in your quest for responsible investment choices.

Respectfully,

(photo omitted)

Jane Carten,

President

(photo omitted)

Gary Goldfogel,

Independent Board Chairman

Saturna Sustainable Funds Portfolio Management

(photo omitted)	Jane Carten MBA Saturna Sustainable Equity Fund Portfolio Manager	(photo omitted)	Patrick Drum MBA, CFA®, CFP® Saturna Sustainable Bond Fund Portfolio Manager

(photo omitted)	Scott Klimo CFA® Saturna Sustainable Equity Fund Deputy Portfolio Manager	(photo omitted)	Elizabeth Alm CFA® Saturna Sustainable Bond Fund Deputy Portfolio Manager

4	May 31, 2022	Semi-Annual Report

Morningstar Ratings™ & Carbon Metrics™	As of June 30, 2022

Morningstar™ RatingsA	1 Year	3 Year	5 Year	Overall	Sustainability Rating™ B

Saturna Sustainable Equity Fund – “Global Large-Stock Blend” Category

SEEFX	n/a	êêê	êêêê	êêêê	Ø Ø Ø Ø Ø

% Rank in Category	86	61	26	n/a	4

Number of Funds in Category	339	304	272	304	7,568

Saturna Sustainable Bond Fund – “Global Bond” Category
SEBFX	n/a	êêêêê	êêêê	êêêê	Ø Ø Ø Ø Ø

% Rank in Category	16	11	19	n/a	11

Number of Funds in Category	204	190	169	190	1,883

The Morningstar Sustainability Ratings are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2022 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of June 30, 2022. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of May 31, 2022. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe.

A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

Saturna Sustainable Equity Fund was rated on 100% of Assets Under Management. Saturna Sustainable Bond Fund was rated on 91% of Assets Under Management.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Funds’ portfolios are actively managed and are subject to change, which may result in different Morningstar Sustainability Ratings over time.

Semi-Annual Report	May 31, 2022	5

Saturna Sustainable Equity Fund: Performance Summary

Average Annual Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Equity Fund (SEEFX)[2]	-11.87%	9.30%	n/a	0.85%

S&P Global 1200 Index	-4.19%	10.29%	11.57%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the Standard & Poor’s Global 1200 Index, a global stock market index covering nearly 70% of the world’s equity markets. The graph shows that an investment in the Fund would have risen to $16,645 versus $19,104 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.75%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced on March 27, 2015.

Fund Objective

The objective of the Sustainable Equity Fund is capital appreciation.

Top 10 Holdings

% of Total Net Assets

Aviva ADR	3.1%

Nintendo ADR	3.0%

Apple	2.9%

Novo Nordisk ADR	2.7%

Johnson Matthey	2.7%

Assa Abloy ADR	2.6%

Legrand	2.6%

Reckitt Benckiser Group ADR	2.5%

CGI Group, Class A	2.5%

GlaxoSmithKline ADR	2.4%

Portfolio Diversification

% of Total Net Assets

Large Pharma	13.0%	∎
Household Products	7.2%	∎
Home Products Stores	6.8%	∎
Specialty Chemicals	6.3%	∎
Application Software	5.4%	∎
Commercial & Residential Building Equipment & Systems	5.2%	∎
Consumer Electronics	4.9%	∎
IT Services	4.8%	∎
Electrical Power Equipment	4.0%	∎
Life Insurance	3.1%	∎
Communications Equipment	2.9%	∎
Consumer Finance	2.7%	∎
Industries < 2.5%	25.3%	∎
Other Assets (net of liabilities)	8.4%	∎

6	May 31, 2022	Semi-Annual Report

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2022

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Communications

Entertainment Content

Walt Disney Company[2]	2,600	$460,792	$287,144	United States	1.4%

		460,792	287,144		1.4%

Consumer Discretionary

Apparel, Footwear & Accessory Design

adidas ADR	4,395	646,478	435,720	Germany	2.1%

Home Products Stores

Home Depot	1,500	279,738	454,125	United States	2.2%

Lowe’s	2,400	326,722	468,720	United States	2.3%

Tractor Supply	2,500	453,570	468,400	United States	2.3%

		1,060,030	1,391,245		6.8%

Other Commercial Services

Ecolab	1,500	237,915	245,865	United States	1.2%

Restaurants

Starbucks	3,213	237,202	252,221	United States	1.2%

Specialty Apparel Stores

TJX Companies	5,000	238,192	317,850	United States	1.5%

		2,419,817	2,642,901		12.8%

Consumer Staples

Household Products

L’Oreal ADR	5,400	297,824	380,538	France	1.9%

Reckitt Benckiser Group ADR	33,400	535,845	521,374	United Kingdom	2.5%

Unicharm ADR	40,500	326,015	277,425	Japan	1.3%

Unilever ADR	6,600	340,612	318,978	United Kingdom	1.5%

		1,500,296	1,498,315		7.2%

Packaged Food

Danone ADR	31,200	422,528	366,912	France	1.8%

		1,922,824	1,865,227		9.0%

Energy

Renewable Energy Equipment

Vestas Wind Systems	11,000	199,477	280,354	Denmark	1.4%

		199,477	280,354		1.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	7

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2022

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Financials

Consumer Finance

Mastercard, Class A	860	$171,375	$307,768	United States	1.5%

Paypal	2,900	674,351	247,109	United States	1.2%

		845,726	554,877		2.7%

Life Insurance

Aviva ADR	60,000	563,591	650,400	United Kingdom	3.1%

P&C Insurance

Chubb	2,000	287,787	422,580	Switzerland	2.1%

		1,697,104	1,627,857		7.9%

Health Care

Large Pharma

GlaxoSmithKline ADR	11,500	454,117	504,850	United Kingdom	2.4%

Johnson & Johnson	2,300	365,640	412,919	United States	2.0%

Novartis ADR	4,300	394,692	391,042	Switzerland	1.9%

Novo Nordisk ADR	5,100	324,489	563,040	Denmark	2.7%

Pfizer	8,000	290,709	424,320	United States	2.1%

Roche Holding ADR	9,000	406,003	382,860	Switzerland	1.9%

		2,235,650	2,679,031		13.0%

Medical Equipment

Koninklijke Philips	15,327	632,152	397,429	Netherlands	1.9%

		2,867,802	3,076,460		14.9%

Industrials

Commercial & Residential Building Equipment & Systems

Assa Abloy ADR	44,500	515,234	547,350	Sweden	2.6%

Legrand	6,200	520,793	536,164	France	2.6%

		1,036,027	1,083,514		5.2%

Electrical Components

TE Connectivity	3,200	356,052	414,048	Switzerland	2.0%

Electrical Power Equipment

Schneider Electric ADR	17,100	424,554	473,841	France	2.3%

Siemens ADR	5,300	361,107	351,019	Germany	1.7%

		785,661	824,860		4.0%

		2,177,740	2,322,422		11.2%

Materials

Specialty Chemicals

DSM Koninklijke	1,928	255,228	323,982	Netherlands	1.6%

Johnson Matthey	21,031	690,073	559,009	United Kingdom	2.7%

Novozymes ADR	6,550	329,753	415,958	Denmark	2.0%

		1,275,054	1,298,949		6.3%

Continued on next page.

8	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2022

Common Stocks – 91.6%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Net Assets

Technology

Application Software

Adobe[2]	1,000	$108,410	$416,480	United States	2.0%

Dassault Systemes ADR	7,530	119,029	317,540	France	1.6%

OpenText	9,250	409,847	379,343	Canada	1.8%

		637,286	1,113,363		5.4%

Communications Equipment

Apple	4,000	113,474	595,360	United States	2.9%

Consumer Electronics

Nintendo ADR	11,325	633,296	629,670	Japan	3.0%

Sony ADR	4,000	261,556	376,280	Japan	1.9%

		894,852	1,005,950		4.9%

Electronics Components

Murata Manufacturing	4,000	203,199	257,222	Japan	1.2%

Information Services

Wolters Kluwer	5,000	371,604	492,300	Netherlands	2.4%

Infrastructure Software

Microsoft	1,438	62,724	390,949	United States	1.9%

IT Services

Accenture, Class A	1,600	275,166	477,536	Ireland	2.3%

CGI Group, Class A2	6,000	421,997	512,580	Canada	2.5%

		697,163	990,116		4.8%

Semiconductor Devices

NXP Semiconductors	1,800	179,525	341,568	Netherlands	1.7%

STMicroelectronics	3,900	136,216	156,312	Switzerland	0.7%

		315,741	497,880		2.4%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	1,825	69,799	173,922	Taiwan	0.8%

		3,365,842	5,517,062		26.7%

Total investments		$16,386,452	$18,918,376		91.6%

Other assets (net of liabilities)			1,732,037		8.4%

Total net assets			$20,650,413		100.0%

[1]	Country of domicile
[2]	Non-income producing security

ADR: American Depository Receipt

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	9

Saturna Sustainable Equity Fund: Schedule of Investments	As of May 31, 2022

Countries

Other assets (net of liiabilities) 8.4% Weightings shown are a percentage of total net assets.

10	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Equity Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $16,386,452)	$18,918,376

Cash	1,635,771

Dividends and interest receivable	100,988

Prepaid expenses	8,232

Receivable for Fund shares sold	1,111

Total assets	20,664,478

Liabilities

Accrued advisory fees	6,683

Accrued audit expenses	4,486

Accrued printing fees	901

Accrued legal expenses	858

Accrued Chief Compliance Officer expenses	524

Accrued other expenses	365

Accrued trustee expenses	248

Total liabilities	14,065

Net assets	$20,650,413

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$17,612,854

Total distributable earnings	3,037,559

Net assets applicable to Fund shares outstanding	$20,650,413

Fund shares outstanding	1,291,262

Net asset value, offering, and redemption price per share	$15.99

Statement of Operations

Period ended May 31, 2022

Investment income

Dividend income (net of foreign tax of ($31,752))	$222,414

Miscellaneous income	5

Total investment income	222,419

Expenses

Advisory fees	75,761

Filing and registration fees	11,329

Audit fees	6,981

Legal fees	2,991

Trustee fees	2,743

Chief Compliance Officer expenses	2,276

Other operating expenses	1,247

Custodian fees	847

Printing and Postage fees	764

Retirement plan custodial fees	608

Total gross expenses	105,547

Less adviser fees waived	(17,283)

Less custodian fee credits	(847)

Net expenses	87,417

Net investment income	$135,002

Net realized gain from investments and foreign currency	$703,679

Net decrease in unrealized appreciation on investments and foreign currency	(4,176,104)

Net loss on investments and foreign currency	$(3,472,425)

Net decrease in net assets resulting from operations	$(3,337,423)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	11

Saturna Sustainable Equity Fund

Statements of Changes of Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Increase (decrease) in net assets from operations

From operations

Net investment income	$135,002	$160,381

Net realized gain (loss) on investment and foreign currency	703,679	(35,745)

Net increase (decrease) in unrealized appreciation on investments and foreign currencies	(4,176,104)	2,048,413

Net increase (decrease) in net assets resulting from operations	(3,337,423)	2,173,049

Distributions to shareowners	(164,336)	(62,912)

Capital share transactions

Proceeds from sales of shares	2,024,206	7,491,624

Value of shares issued in reinvestment of dividends	163,668	62,910

Cost of shares redeemed	(3,410,697)	(1,123,380)

Total capital shares transactions	(1,222,823)	6,431,154

Total increase (decrease) in net assets	(4,724,582)	8,541,291

Net assets

Beginning of period	25,374,995	16,833,704

End of period	$20,650,413	$25,374,995

Shares of the Fund sold and redeemed

Number of shares sold	116,710	418,656

Number of shares issued in reinvestment of dividends	8,692	3,664

Number of shares redeemed	(202,058)	(61,059)

Net increase (decrease) in number of shares outstanding	(76,656)	361,261

Financial Highlights	For period ended	For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$18.55	$16.72	$13.58	$11.51	$11.44	$9.43

Income from investment operations

Net investment income	0.10	0.13	0.10	0.09	0.09	0.09

Net gains (losses) on securities (both realized & unrealized)	(2.54)	1.76	3.11	2.08	0.07	1.97

Total from investment operations	(2.44)	1.89	3.21	2.17	0.16	2.06

Less distributions

Dividends (from net investment income)	(0.12)	(0.06)	(0.07)	(0.10)	(0.09)	(0.05)

Total distributions	(0.12)	(0.06)	(0.07)	(0.10)	(0.09)	(0.05)

Net asset value at end of period	$15.99	$18.55	$16.72	$13.58	$11.51	$11.44

Total returnA	(13.25)%	11.32%	23.74%	19.04%	1.39%	22.01%

Ratios / supplemental data

Net assets ($000), end of period	$20,650	$25,375	$16,834	$8,185	$5,658	$4,984

Ratio of expenses to average net assets

Before fee waiversB	0.91%	0.85%	0.78%	1.81%	1.27%	1.48%

After fee waiversB	0.76%	0.76%	0.75%	0.78%	0.76%	0.88%

After fee waivers and custodian fee creditsB	0.75%	0.75%	0.73%	0.75%	0.75%	0.86%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsB	1.16%	0.71%	0.61%	0.80%	0.82%	0.95%

Portfolio turnover rateA	7%	8%	13%	13%	8%	12%

A	Not annualized for periods of less than one year
B	Annualized for periods of less than one year

12	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Performance Summary

Average Annual Returns as of May 31, 2022

	1 Year	5 Year	10 Year	Expense Ratio[1]

Sustainable Bond Fund (SEBFX)[2]	-7.55%	0.86%	n/a	0.86%

FTSE WorldBIG Index	-13.78%	-0.12%	0.42%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on March 27, 2015, to an identical amount invested in the FTSE WorldBIG Index, a multi-asset, multi-currency benchmark, which provides a broad-based measure of the global fixed income markets. The graph shows that an investment in the Fund would have risen to $10,465 versus rising to $10,855 in the Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021, before fee waivers. The expense ratio shown in the most recent prospectus after fee waivers was 0.65%. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different periods.

[2]	Operations commenced March 27, 2015.

Fund Objective

The objectives of the Sustainable Bond Fund are current income and capital preservation.

Top 10 Holdings

% of Total Net Assets

INTL BK RECON & DEVELOP (4.25% due 01/22/2026)	4.9%

United States Cash Management Bill (0.00% due 07/26/2022)	4.9%

Utah Water Finance Agency Revenue (0.40% due 10/01/2035)	4.5%

Canadian Imperial Bank (4.375% due 10/28/2080)	4.0%

Koninklijke Philips (7.125% due 05/15/2025)	3.5%

International Finance Corp (4.60% due 01/27/2023)	3.2%

United States Treasury Bond (2.75% due 11/15/2042)	3.0%

Telfon Celular del Paraguay (5.875% due 04/15/2027)	2.8%

MAF Sukuk (4.638% due 05/14/2029)	2.6%

Tabreed Sukuk (5.50% due 10/31/2025)	2.5%

Portfolio Diversification

% of Total Net Assets

Government Bonds	28.7%	∎
Financials	19.6%	∎
Municipal Bonds	11.4%	∎
Communications	6.2%	∎
Health Care	4.9%	∎
Technology	4.0%	∎
Consumer Staples	3.1%	∎
Utilities	3.0%	∎
Materials	2.9%	∎
Consumer Discretionary	2.4%	∎

Industrials	2.1%	∎

Other Assets (net of liabilities)	11.7%	∎

Semi-Annual Report	May 31, 2022	13

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2022

Corporate Bonds – 48.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Communications

Telecom Italia[2]	5.303% due 05/30/2024	$500,000	$507,300	Italy	1.7%

Telfon Celular del Paraguay[3]	5.875% due 04/15/2027	900,000	873,207	Paraguay	2.8%

Vodafone Group[4]	7.00% due 04/04/2079	500,000	524,135	United Kingdom	1.7%

			1,904,642		6.2%

Consumer Discretionary

Barry Callebaut[2]	5.50% due 06/15/2023	500,000	507,804	Belgium	1.6%

Starbucks	2.45% due 06/15/2026	250,000	239,954	United States	0.8%

			747,758		2.4%

Consumer Staples

Coty[2]	5.00% due 04/15/2026	250,000	239,123	United States	0.8%

Danone[2]	2.589% due 11/02/2023	500,000	498,008	France	1.6%

Natura Cosmeticos SA3	4.125% due 05/03/2028	250,000	225,758	Brazil	0.7%

			962,889		3.1%

Financials

Admiral Group[3]	5.50% due 07/25/2024	GBP 400,000	521,706	United Kingdom	1.7%

AXA[3,5]	5.125% due 01/17/2047	250,000	250,006	France	0.8%

Bank of New Zealand[3]	3.648% due 11/16/2023	NZD 500,000	322,679	New Zealand	1.0%

Bank of Nova Scotia	4.90% due PERP	750,000	729,155	Canada	2.4%

Canadian Imperial Bank[6]	4.375% due 10/28/2080	CAD 1,650,000	1,234,341	Canada	4.0%

Iron Mountain[2]	5.25% due 07/15/2030	300,000	287,658	United States	0.9%

MAF Sukuk[3]	4.638% due 05/14/2029	800,000	809,497	United Arab Emirates	2.6%

Prologis LP	1.25% due 10/15/2030	200,000	161,736	United States	0.5%

Toronto-Dominion Bank[3]	1.128% due 12/09/2025	CAD 500,000	357,050	Canada	1.1%

Voya Financial[7]	4.70% due 01/23/2048	400,000	341,008	United States	1.1%

WLB Asset II C PTE Ltd[2]	3.90% due 12/23/2025	500,000	482,332	Singapore	1.6%

Women’s Livelihood Bond Asset II B2	3.95% due 12/10/2024	600,000	573,238	Singapore	1.9%

			6,070,406		19.6%

Health Care

Koninklijke Philips	7.125% due 05/15/2025	1,000,000	1,072,342	Netherlands	3.5%

Novartis Captial	3.00% due 11/20/2025	250,000	250,664	Switzerland	0.8%

Roche[2]	2.625% due 05/15/2026	200,000	194,871	Switzerland	0.6%

			1,517,877		4.9%

Industrials

Odfjell SE(Quarterly NIBOR plus 5.75%)[3,8]	6.97% due 01/21/2025	NOK 6,000,000	635,359	Norway	2.1%

			635,359		2.1%

Continued on next page.

14	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2022

Corporate Bonds – 48.2%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Materials

BALL	5.25% due 07/01/2025	$400,000	$408,000	United States	1.3%

Koninklijke DSM[3]	1.00% due 04/09/2025	EUR 250,000	263,951	Netherlands	0.8%

Stora Enso OYJ[2]	7.25% due 04/15/2036	200,000	235,473	Finland	0.8%

			907,424		2.9%

Technology

Koninklijke KPN	8.375% due 10/01/2030	250,000	310,099	Netherlands	1.0%

Microsoft Corp	3.625% due 12/15/2023	250,000	253,783	United States	0.8%

Nokia[3]	2.375% due 05/15/2025	EUR 250,000	267,627	Finland	0.9%

RELX	4.00% due 03/18/2029	400,000	397,895	United Kingdom	1.3%

			1,229,404		4.0%

Utilities

Tabreed Sukuk[3]	5.50% due 10/31/2025	750,000	787,328	United Arab Emirates	2.5%

United Utilities	6.875% due 08/15/2028	135,000	150,860	United Kingdom	0.5%

			938,188		3.0%

Total Corporate Bonds	(Cost $16,079,939)	$14,913,947			48.2%

Government Bonds – 28.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Financial Services

Federal Home Loan Bank	1.65% due 10/06/2031	$500,000	$443,193	United States	1.4%

Federal Home Loan Bank	0.25% due 06/03/2022	545,000	544,985	United States	1.8%

			988,178		3.2%

Government Bonds

European Investment Bank	3.30% due 02/03/2028	AUD 750,000	522,943	Luxembourg	1.7%

International Finance Corp[3]	4.60% due 01/27/2023	BRL 5,000,000	1,001,557	Brazil	3.2%

INTL BK RECON & DEVELOP	4.25% due 01/22/2026	MXN 35,000,000	1,523,742	Germany	4.9%

Ontario	2.65% due 02/05/2025	CAD 500,000	392,414	Canada	1.3%

Perusahaan Penerbit SBSN[3]	3.75% due 03/01/2023	250,000	251,668	Indonesia	0.8%

Queensland Treasury[3]	2.50% due 03/06/2029	AUD 600,000	402,698	Australia	1.3%

			4,095,022		13.2%

Treasury Inflation Protected Securities

United States Treasury Inflation Index Bond	0.625% due 01/15/2026	300,000	377,054	United States	1.2%

United States Treasury Inflation Index Bond	0.125% due 07/15/2026	300,000	367,339	United States	1.2%

			744,393		2.4%

United States Treasury Bill

United States Cash Management Bill	0.00% due 07/26/2022	1,500,000	1,498,075	United States	4.9%

			1,498,075		4.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	15

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2022

Government Bonds – 28.7%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

United States Treasury Bonds

United States Treasury Bond	2.75% due 11/15/2042	$1,000,000	$914,570	United States	3.0%

United States Treasury Bond	2.25% due 02/15/2052	750,000	629,297	United States	2.0%

			1,543,867		5.0%

Total Government Bonds	(Cost $9,256,562)		$8,869,535		28.7%

Municipal Bonds – 11.4%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Net Assets

Floating Rate Bonds

Educational Services

Washington St Hgh Edu Facs Auth[9]	0.80% due 05/01/2028	$400,000	$400,000	United States	1.3%

General Obligation

Sheridan Co Redev Agy Incr Revenue[9]	0.85% due 12/01/2029	600,000	600,000	United States	2.0%

Real Estate

Tarrant Cnty Tx Hsg Fin Corp[9]	0.43% due 02/15/2036	350,000	350,000	United States	1.1%

Transportation

San Diego Cnty CA Regl Transprtn Co9	0.43% due 04/01/2038	560,000	560,000	United States	1.8%

Water Supply

Monterey Penn. CA Wtr Mgmt Dist[9]	0.24% due 07/01/2022	200,000	200,000	United States	0.7%

Utah Water Finance Agency Revenue[9]	0.40% due 10/01/2035	1,400,000	1,400,000	United States	4.5%
			1,600,000		5.2%

Total Municipal Bonds	(Cost $3,510,000)		$3,510,000		11.4%

Total investments	(Cost $28,846,501)		$27,293,482		88.3%

Other assets (net of liabilities)			3,623,250		11.7%

Total net assets			$30,916,732		100.0%

[1]	Denotes a country or region of primary exposure
[2]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2022, the net value of these securities was $3,525,807 representing 11.5% of net assets.

[3]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2022, the aggregate value of these securities was $6,970,091 representing 22.3% of net assets.

[4]	Vodafone Group is a fixed to float bond. The bond has a fixed rate until 04/04/2029. The interest rate represents the rate in effect at May 31, 2022.
[5]	AXA is a fixed to float bond. The bond has a fixed rate until 01/17/2027. The interest rate represents the rate in effect at May 31, 2022.
[6]	Canadian Imperial Bank is a fixed to float bond. The bond has a fixed rate until 10/28/2025. The interest rate represents the rate in effect at May 31, 2022.
[7]	Voya Financial is a fixed to float bond. The bond has a fixed rate until 01/23/2028. The interest rate represents the rate in effect at May 31, 2022.
[8]	Variable rate security. The interest rate represents the rate in effect at May 31, 2022 and resets periodically based on the parenthetically disclosed reference rate and spread.
[9]	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

PERP: Security is perpetual in nature and has no stated maturity

AUD: Australian Dollar

BRL: Brazilian Real

CAD: Canadian Dollar

EUR: Euro

GBP: Great British Pound

MXN: Mexican Peso

NOK: Norwegian Krone

NZD: New Zealand Dollar

16	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund: Schedule of Investments	As of May 31, 2022

Countries

Other assets (net of liabilities) 11.7% Weightings shown are a percentage of total net assets.

Bond Quality Diversification

% of Total Net Assets

Rated “AAA”	20.9%	∎
Rated “AA+”	15.9%	∎
Rated “AA”	0.6%	∎
Rated “AA-”	1.8%	∎
Rated “A+”	2.0%	∎
Rated “A”	2.4%	∎
Rated “A-”	2.1%	∎
Rated “BBB+”	7.2%	∎
Rated “BBB”	4.4%	∎
Rated “BBB-”	12.9%	∎
Rated “BB+”	6.7%	∎
Rated “BB”	0.7%	∎
Rated “BB-”	2.6%	∎
Rated “B+”	0.8%	∎
Not Rated	7.3%	∎
Other Assets (net of liabilities)	11.7%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	17

Saturna Sustainable Bond Fund

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $28,846,501)	$27,293,482

Cash	3,430,078

Dividends and interest receivable	225,475

Prepaid expenses	9,908

Receivable for Fund shares sold	457

Total assets	30,959,400

Liabilities

Payable for Fund shares redeemed	14,361

Accrued advisory fees	11,825

Accrued trustee expenses	6,613

Accrued printing fees	3,423

Accrued postage fees	3,057

Accrued Chief Compliance Officer expenses	1,308

Accrued legal expenses	850

Accrued other expenses	784

Accrued retirement plan custody fee	447

Total liabilities	42,668

Net assets	$30,916,732

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$32,818,799

Total distributable earnings	(1,902,067)

Net assets applicable to Fund shares outstanding	$30,916,732

Fund shares outstanding	3,319,913

Net asset value, offering, and redemption price per share	$9.31

Statement of Operations

Period ended May 31, 2022

Investment income

Interest income (net withholding tax of ($2,750))	$390,766

Total investment income	390,766

Expenses

Advisory fees	81,049

Filing and registration fees	13,261

Audit fees	6,929

Custodian fees	2,025

Legal fees	1,460

Other operating expenses	1,279

Trustee fees	565

Retirement plan custodial fees	437

Printing and Postage fee expense	322

Chief Compliance Officer expenses	249

Total gross expenses	107,576

Less adviser fees waived	(9,768)

Less custodian fee credits	(2,025)

Net expenses	95,783

Net investment income	$294,983

Net realized loss from investments and foreign currency	($613,664)

Net decrease in unrealized appreciation on investments and foreign currency	(1,195,240)

Net loss on investments	$(1,808,904)

Net decrease in net assets resulting from operations	$(1,513,921)

18	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Saturna Sustainable Bond Fund

Statements of Changes in Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Increase in net assets from operations

From operations

Net investment income	$294,983	$496,055

Net realized gain (loss) on investments and foreign currency	(613,664)	232,318

Net decrease in unrealized appreciation	(1,195,240)	(1,319,157)

Net decrease in net assets	(1,513,921)	(590,784)

Distributions to shareowners	(610,282)	(24,312)

Capital share transactions

Proceeds from sales of shares	8,111,390	9,497,512

Value of shares issued in reinvestment of dividends	610,114	21,141

Cost of shares redeemed	(1,728,377)	(4,828,279)

Total capital share transactions	6,993,127	4,690,374

Total increase in net assets	4,868,924	4,075,278

Net assets

Beginning of period	26,047,808	21,972,530

End of period	$30,916,732	$26,047,808

Shares of the Fund sold and redeemed

Number of shares sold	840,132	926,301

Number of shares issued in reinvestment of dividends	62,130	2,063

Number of shares redeemed	(182,188)	(471,445)

Net increase in number of shares outstanding	720,074	456,919

Financial Highlights	For period ended		For year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$10.02	$10.25	$9.70	$9.39	$9.87	$9.65

Income from investment operations

Net investment income	0.10	0.20	0.23	0.28	0.26	0.27

Net gains (losses) on securities (both realized and unrealized)	(0.57)	(0.42)	0.42	0.29	(0.48)	0.23

Total from investment operations	(0.47)	(0.22)	0.65	0.57	(0.22)	0.50

Less distributions

Dividends (from net investment income)	(0.05)	(0.01)	(0.10)	(0.26)	(0.26)	(0.27)

Capital gains distribution	(0.19)	-	-	-	-	(0.01)

Total distributions	(0.24)	(0.01)	(0.10)	(0.26)	(0.26)	(0.28)

Net asset value at end of period	$9.31	$10.02	$10.25	$9.70	$9.39	$9.87

Total returnA	(4.87)%	(2.14)%	6.78%	6.09%	(2.29)%	5.28%

Ratios / supplemental data

Net assets ($000), end of period	$30,917	$26,048	$21,973	$27,775	$31,647	$21,980

Ratio of expenses to average net assets

Before fee waiversB	0.73%	0.86%	0.85%	0.83%	0.77%	0.92%

After fee waiversB	0.66%	0.66%	0.67%	0.66%	0.66%	0.75%

After fee waivers and custodian fee creditsB	0.65%	0.65%	0.65%	0.65%	0.65%	0.74%

Ratio of net investment income after fee waivers and custodian fee credits to average net assetsB	2.00%	1.99%	2.33%	2.87%	2.99%	2.82%

Portfolio turnover rateA	48%	65%	63%	38%	25%	14%

A	Not annualized on periods less than one year.
B	Annualized on periods less than one year.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	19

Notes To Financial Statements

NOTE 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. Nine portfolio series have been created to date, two of which are covered by this annual report: Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund (the “Funds”). The Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, and the Idaho Tax-Exempt Fund are offered through separate prospectuses, the results of which are contained in separate reports.

Saturna Sustainable Equity Fund and Saturna Sustainable Bond Fund commenced operations on March 27, 2015.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

Investment risks:

Saturna Sustainable Equity and Saturna Sustainable Bond Funds: The value of each Fund’s shares rises and falls as the value of the securities in which the Fund invests goes up and down. Fund share prices, yields, and total returns will change with market fluctuations as well as the fortunes of the countries, industries, and companies in which the Fund invests. The Funds do not use derivatives to hedge currency, interest rate, or credit risk.

Ratings are dependent upon the associated ESG risks that are most pertinent to the sector in which an issuer operates. The ratings process associated with sustainable and responsible investing reduces the investable universe for each Fund, which limits opportunities and may increase the risk of loss during market declines. The adviser believes that sustainable investing may mitigate security-specific risk, but there is no guarantee that the securities favored by our investment process will perform better and may perform worse than those that are not favored.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Foreign investing involves risks not normally associated with investing in US securities. These include fluctuations in currency exchange rates, less public information about securities, less governmental market supervision, and the lack of uniform financial, social, and political standards. Foreign investing heightens the risk of confiscatory taxation, seizure or nationalization of assets, establishment of currency controls, or adverse political or social developments that affect investments. The risks of investing in foreign securities are typically greater in less developed or emerging countries.

Liquidity risk exists when particular investments are difficult to sell. If a Fund holds illiquid investments, its portfolio may be more difficult to value, especially in changing markets. Investments by a Fund in foreign securities and those that are thinly traded, such as lower quality issuers, and smaller companies tend to involve greater liquidity risk. If a Fund is forced to sell or unwind these investments to meet redemptions or for other cash needs, the Fund may suffer a penalty. Additionally, the market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. In such cases, the Fund, due to limitations on investments in illiquid securities and the difficulty in purchasing and selling such securities, may be unable to achieve its investment objective.

Saturna Sustainable Bond Fund: The risks inherent in the Saturna Sustainable Bond Fund depend primarily on the terms and quality of the obligations in its portfolio, as well as on bond market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities usually are more sensitive to interest rate changes than bonds with shorter maturities. The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk.

The Fund may invest a portion of its assets in securities issued by government sponsored entities such as Fannie Mae, Freddie Mac, and the Federal Home Loan Banks in the US. Foreign governments also sponsor similar entities, which may promote activities such as low-cost housing or alternative energy. The Fund may also invest in the issues of regional, state, and local governments. The terms of such issues can be complex, and there can be no assurance that a government entity will support such enterprises that encounter financial difficulty.

Issuers of high-yield securities are generally not as strong financially as those issuing higher quality securities. These issuers are more likely to encounter financial difficulties and are more vulnerable to changes in the relevant economy that could affect their ability to make interest and principal payments as expected. High-yield bonds may have low or no ratings, and may be considered “junk bonds.”

Bond investments, especially mortgage-backed and asset-backed securities, are subject to the risk that borrowers will prepay the principal more quickly than expected (prepayment risk) or more slowly than expected (extension risk), which will affect the yield, average life, and price of the securities.

NOTE 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

NOTE 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at the latest bid price.

20	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions.

Fixed-income debt instruments, such as commercial paper, bankers’ acceptances, and US Treasury Bills, with a maturity of 60 days or less are valued at amortized cost, which approximates market value.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on the trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

The net asset value (“NAV”) per share of each Fund is calculated by dividing the sum of the value of the securities held by each Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for each Fund, rounded to the nearest cent. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 22 is a summary of the inputs used as of May 31, 2022, in valuing the Funds’ investments carried at fair value.

Semi-Annual Report	May 31, 2022	21

Notes To Financial Statements (continued)

The following is a summary of the inputs used as of May 31, 2022, in valuing the Funds’ investments carried at value:

Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Sustainable Equity Fund

Common Stocks

Communications	$287,144	$-	$-	$287,144

Consumer Discretionary	2,642,901	-	-	2,642,901

Consumer Staples	1,865,227	-	-	1,865,227

Energy	-	280,354	-	280,354

Financials	1,627,857	-	-	1,627,857

Health Care	3,076,460	-	-	3,076,460

Industrials	1,786,258	536,164	-	2,322,422

Materials	415,958	882,991	-	1,298,949

Technology	4,767,540	749,522	-	5,517,062

Total Assets	$16,469,345	$2,449,031	$-	$18,918,376

Sustainable Bond Fund

Corporate Bonds[1]	$-	$14,913,947	$-	$14,913,947

Government Bonds[1]	$-	$8,869,535	$-	$8,869,535

Municipal Bonds[1]	$-	$3,510,000	$-	$3,510,000

Total Assets	$-	$27,293,482	$-	$27,293,482

[1]	See Schedule of Investments for industry breakout.

22	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

Investment concentration:

The Funds may have deposits of cash with the custodian from time to time for one or more reasons. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve them from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017-2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdictions as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2021, there were no reclassifications to the capital accounts.

Distributions to shareowners:

Sustainable Bond Fund and Sustainable Equity Fund pays income dividends annually, typically by the end of the year. As a result of its investment strategy, the Saturna Sustainable Equity Fund may not pay income dividends. For both Funds, distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority (FCA) announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates may continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the transition from LIBOR remains unclear. As a result, the Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized, and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums. Dividends from equity securities are recorded as income on the ex-dividend date or as soon as information is available to the fund.

Semi-Annual Report	May 31, 2022	23

Notes To Financial Statements (continued)

Recent Accounting Pronouncement:

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management will implement on effective date.

NOTE 4 – Transactions with Affiliated Persons

Under contracts approved annually by the Board of Trustees, including those who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative services required to conduct Trust business. Expenses incurred by the Trust on behalf of the Funds (e.g., legal fees) are allocated to the Funds on the basis of relative daily average net assets. For such services, each of the Funds pays the adviser an Investment Advisory and Administrative Services Fee of 0.65% for the Sustainable Equity Fund and 0.55% for the Sustainable Bond Fund of average net assets per annum, payable monthly. In addition, the adviser has agreed to certain limits on other expenses, as described below.

The Adviser has voluntarily undertaken to limit expenses of the Sustainable Equity Fund to 0.75% and the Sustainable Bond Fund to 0.65% through March 31, 2023. For the fiscal period ended May 31, 2022, the advisory fees incurred were as follows:

	Adviser Fees	Adviser Fees Waived

Sustainable Equity	$75,761	$(17,283)

Sustainable Bond	$81,049	$(9,768)

In accordance with the expense limitation noted above, for the fiscal period ended May 31, 2022, Saturna Capital waived a portion of the advisory fees of the Sustainable Equity Fund and Sustainable Bond Fund. The adviser cannot recoup previously waived fees.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital Corporation, is registered as a broker-dealer and acts as distributor. On December 19, 2014, the Funds adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act. On June 2, 2017, 12b-1 fees were terminated for both Saturna Sustainable Funds.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal period ended May 31, 2022, the Funds incurred the following amounts:

Retirement plan custodial fees

Sustainable Equity	$608

Sustainable Bond	$437

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and president of Saturna Capital and vice president of Saturna Trust Company. Mrs. Carten is not compensated by the Trust. For the fiscal period ended May 31, 2022, the Trust paid trustee compensation expenses of $28,125 which is included in the $25,791 of total expenses incurred for the Independent Trustees. The Saturna Sustainable Funds incurred $3,308 of these total expenses.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the fiscal period ended May 31, 2022, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Sustainable Equity	$2,276

Sustainable Bond	$249

On May 31, 2022, the trustees, officers, and their affiliates as a group owned 35.61% and 13.29% of the outstanding shares of Sustainable Equity Fund and Sustainable Bond Fund, respectively.

NOTE 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2022, and the fiscal year ended November 30, 2021, were as follows:

	Period ended May 31, 2022	Year ended November 30, 2021

Sustainable Equity Fund

Ordinary income	$(164,336)	$62,912

Sustainable Bond Fund

Ordinary income	$(610,282)	$24,312

24	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

NOTE 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes on May 31, 2022, was as follows:

	Sustainable Equity	Sustainable Bond

Cost of investments	$16,386,452	$28,846,501

Gross tax unrealized appreciation	$4,178,620	$10,586

Gross tax unrealized depreciation	$(1,646,696)	$(1,563,605)

Net tax unrealized appreciation (depreciation)	$2,531,924	$(1,553,019)

As of November 30, 2021, components of distributable earnings on a tax basis were as follows:

Sustainable Equity

Undistributed ordinary income	$164,526

Tax accumulated earnings	164,526

Accumulated capital losses	(332,692)

Unrealized appreciation	6,706,530

Other unrealized gains	954

Total accumulated earnings	$6,539,318

Sustainable Bond

Undistributed net investment income	$112,879

Accumulated capital gains	486,632

Unrealized depreciation	(362,043)

Other unrealized losses	(10,331)

Total accumulated earnings	$227,137

On November 30, 2021, the Funds had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Sustainable Equity Fund

Short-term loss carryforward	$332,663	Unlimited

$332,663

	Carryforward	Expiration

Sustainable Bond Fund

Long-term loss carryforward	$-	Unlimited

$-

NOTE 7 – Investments

Investment transactions other than short-term investments for the fiscal period ended May 31, 2022, were as follows:

	Purchases	Sales

Sustainable Equity	$1,424,140	$2,365,600

Sustainable Bond	$19,741,237	$12,338,582

NOTE 8 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. Such reductions for the period ended May 31, 2022, were as follows:

Custodian Fee Credits

Sustainable Equity	$847

Sustainable Bond	$2,025

NOTE 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact a Fund’s performance and its ability to achieve its investment objective.

NOTE 10 – Subsequent Events

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

Semi-Annual Report	May 31, 2022	25

Expenses

All mutual funds have operating expenses. As a Saturna Sustainable Fund shareowner, you incur ongoing costs, including management fees and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Saturna Sustainable Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021 to May 31, 2022).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Saturna Sustainable Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Saturna Sustainable Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2021]	Ending Account Value [May 31, 2022]	Expenses Paid During Period	Annualized Expense Ratio

Sustainable Equity Fund (SEEFX), Actual	$1,000.00	$867.50	$3.50	0.75%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.19	$3.78	0.75%

Sustainable Bond Fund (SEBFX), Actual	$1,000.00	$951.30	$3.16	0.65%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.69	$3.28	0.65%

Expenses are equal to annualized expense ratios indicated above (based on the most recent fiscal period of December 1, 2021, through May 31, 2022) multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

26	May 31, 2022	Semi-Annual Report

Availability of Portfolio Information

(1)

The Saturna Sustainable Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov and at www.saturnasustainable.com.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available to investors at www.saturnasustainable.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Funds’ website at www.saturnasustainable.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Saturna Sustainable Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareowners.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 14, 2021, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Policy

At Saturna Capital and Saturna Investment Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required. We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information, please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2022	27

www.saturnasustainable.com 1300 North State Street Bellingham, WA 98225 www.saturna.com 1-800-728-8762 This report is issued for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus relating to the securities of the Funds. The Saturna Sustainable Funds are series of Saturna Investment Trust. Saturna Brokerage Services, Distributor This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

DEPOT

IDAHO TAX-EXEMPT FUND

Semi-Annual Report

May 31, 2022

Performance Summary (as of June 30, 2022)
Average Annual Returns (before any taxes paid by shareowners)

	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio

Idaho Tax-Exempt Fund	-5.87%	-0.11%	1.21%	1.68%	2.76%	0.67%	[1]

S&P Idaho Municipal Bond Index	-7.51%	0.07%	1.59%	2.76%	3.80%	n/a

“Muni Single State Intermediate” Category Average[2]	-7.63%	-0.63%	0.76%	1.54%	2.59%	0.92%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-800-728-8762 or visiting www.idahotaxexemptfund.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

Please consider an investment’s objectives, risks, charges, and expenses carefully before investing. To obtain this and other important information about the Idaho Tax-Exempt Fund in a prospectus or summary prospectus, ask your financial adviser, visit www.idahotaxexemptfund.com, or call toll-free 1-800-728-8762. Please read the prospectus or summary prospectus carefully before investing.

A note about risk: See Notes to Financial Statements for a discussion of investment risks. For a more detailed discussion of the risks associated with the Fund, please see the Fund’s prospectus or summary prospectus.

[1]

By regulation, the expense ratio shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]

Source: Morningstar June 30, 2022. Morningstar, Inc. is an independent fund performance monitor. Category returns are determined monthly from total returns by Morningstar, by category as determined by Morningstar. Category average expense ratios are determined by Morningstar from prospectus level data reported by funds in the category.

Morningstar Ratings™ (as of June 30, 2022)

MorningstarTM RatingsA	1 Year	3 Year	5 Year	10 Year	Overall

Idaho Tax-Exempt Fund	n/a	êêêê	êêêê	êêê	êêêê

% Rank in “Muni Single State Intermediate” Category	5	7	12	35	n/a

Number of Funds in Category	155	152	144	125	152

A

Morningstar Ratings™ (“Star Ratings”) are as of June 30, 2022. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

2	May 31, 2022	Semi-Annual Report

Fellow Shareowners:	July 20, 2022

State budget analysts are projecting that Idaho ended its fiscal year on June 30, 2022, with another record surplus of $1.3 billion. A budget surplus this large would break the record for the largest budget surplus in Idaho history, which was just set a year ago when the state ended 2021 with an $890 million surplus.1

Idaho is using this surplus in part to secure its excellent financial position. The state made rainy day fund deposits to bring its reserve account to the maximum level allowed under state law — equivalent to about 21% of general fund revenue. Idaho also planned for an ending budget balance this year of about 4% of expected revenues. This promises to offer leeway if revenues come in lower than anticipated, likely leaving the state with extra cash to help avoid unplanned budget cuts. Idaho also reduced its top individual income tax rate from 6.5 to 6 percent. Additionally, it consolidated the five individual income tax brackets into four by eliminating the second-highest bracket. The flat corporate income tax rate was also reduced from 6.5 to 6 percent. The change is retroactive to January 1, 2022.

Idaho continues to benefit from favorable demographics. The latest Census data shows that Idaho’s population grew by 16.5% seeing the largest net migration of any state in the country from 2010-2020.2 More recently it was also the number one place to move in 2020 based on the United Vans Lines National Mover Study with the number of people moving from California to Idaho last year up 27%.3 State population trends tie to state finances in that growth in the number of workers and consumers will add to economic activity. We have seen these favorable demographics translate to economic growth. Idaho was the third-fastest growing state in terms of personal income since the pandemic began, with a growth rate of 5.6% from Q4 2019 to Q2 2021, well above the US average of 4.1%.4 Jobs have also been added at rate largely outpacing most other states, rising over 120% from pre-pandemic levels. As of the last data in July, the state was one of only two that had employment that exceeded pre-pandemic levels.

Turning to the bond market in general, the first half of 2022 marked a major change, with asset classes such as US Treasurys posting their worst returns since 1973.5 The bond market reacted strongly to inflation, rate hikes from the Fed, and quantitative tightening. Municipal bonds have also experienced downward volatility with the Bloomberg Barclays Municipal bond Index falling 8.98% year-to-date, and the S&P Idaho Municipal Index falling 8.38%. However, we have managed the Fund very conservatively, focusing on high-grade securities, and running the effective duration (sensitivity to interest rate movements) short relative to our peers and benchmark index. This has resulted in positive performance relative to our peers, and a year-to-date return of -5.81%. The Fund was also in Morningstar’s 5th percentile among 155 Muni Single State Intermediate funds for the 1 year period ended June 30, 2022 (see page 2 for more details).

The Federal Reserve hiked rates 75 basis points in June, the most aggressive hike since 1994, bringing the benchmark rate to 1.5%-1.75%. Beyond rate hikes, we expect that the forthcoming quantitative tightening will continue to impact markets and liquidity. The Fed’s balance sheet stands at 37% of gross domestic product (GDP), the highest since 1990, and higher than the 15% of GDP after the Great Financial Crisis. The Fed’s current plan to shrink the balance sheet by $520 billion this year will bring that percentage from around 37% of GDP to 20%.6 The significant decrease of the Fed’s presence in the market will likely continue to negatively impact liquidity in the bond market, result in increased volatility for bond prices, and overall tighter financial conditions for corporations.7

Continued on next page.

Semi-Annual Report	May 31, 2022	3

The reversal of these accommodative measures is bringing about tighter financial conditions, introducing headwinds not seen in years. It’s likely that investment assets will continue to experience volatility as interest rates rise in response to the various central bank announcements and inflationary pressures persist. As of June 30, 2022, the yield curve continues to show the pressures on the market, shifting upward since last quarter especially in the short end. The six-month Treasury yield rose 146 basis points in the past three months.

Historically, municipal bonds tend to do well during recessions. Even with two negative episodes in 1981 and 2008, each of those times poor performance was followed by a solid rebound in tax-exempt securities. Munis also tend to do well during Fed tightening cycles, with muni ratios declining as a percent of Treasurys during the past several tightening cycles. However, we continue to be vigilant for potential challenges spurred by inflationary and credit pressures. Our security review and surveillance process emphasizes selecting securities with strong balance sheets, and financial flexibility. The challenges faced from the COVID-19 crisis highlight the merits of conservative fiscal management. Idaho continues to offer discriminating investors the opportunity to invest in high quality, tax-exempt securities in an exceptionally creditworthy state.

Respectfully,

(photo omitted)

Jane Carten MBA,

President

(photo omitted)

Elizabeth Alm CFA®,

Portfolio Manager

[1]	Corbin, Clark. Idaho poised for another record state budget surplus. Idaho Capital Sun, July 1, 2022. https://idahocapitalsun.com/2022/07/01/idaho-poised-for-another-record-state-budget-surplus/
[2]	United States Census Bureau, October 8, 2021. https://www.census.gov/programs-surveys/popest/technical-documentation/research/evaluation-estimates.html
[3]

Webster, Keeley. Idaho, Utah top other states in post-pandemic job growth, Fitch says. The Bond Buyer, September 13, 2021. https://www.bondbuyer.com/news/idaho-utah-top-other-states-in-post-pandemic-job-growth-fitch-says

[4]	Kil, Huh. Fiscal 50: State Trends and Analysis. The Pew Charitable Trusts, July 7, 2022. https://www.pewtrusts.org/en/research-and-analysis/data-visualizations/2014/ fiscal-50#ind8
[5]

Mackenzie, Michael. Treasury Bondholders Look for Reprieve From Worst Loss on Record. Bloomberg, March 31, 2022. https://www.bloomberg.com/news/articles/2022-03-31/treasury-bondholders-look-for-reprieve-from-worst-loss-on-record

[6]	Ocanuto, Otaviano. Quantitative Tightening and Capital Flows to Emerging Markets. The Street, Jun 24, 2022. https://www.thestreet.com/economonitor/financial-markets/qt-and-k-flows-to-em
[7]

Duguid, Kate; Smith, Colby; Stubbington, Tommy. Fed begins quantitative tightening on unprecedented scale. Financial Times, June 14, 2022. https://www.ft.com/ content/2496105a-d211-4abe-ab5d-46a91876428f

4	May 31, 2022	Semi-Annual Report

Performance Summary
Average Annual Returns (as of May 31, 2022)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Idaho Tax-Exempt Fund	-4.80%	1.34%	1.75%	0.67%

S&P Idaho Municipal Bond Index	-5.56%	1.94%	2.96%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the Index is unmanaged and expense-free. Conversely, the fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in the Fund on May 31, 2012, to an identical amount invested in the Standard & Poor’s Idaho Municipal Bond Index, a broad-based index of Idaho municipal bond prices. The graph shows that an investment in the Fund would have risen to $11,893 versus $13,393 in the S&P Idaho Municipal Bond Index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, the expense ratio for the Fund shown in this table is as stated in the Fund’s most recent prospectus, which is dated March 30, 2022, and incorporates results for the fiscal year ended November 30, 2021. The ratio presented in this table differs from expense ratios shown elsewhere in this report as they represent different fiscal periods.

Fund Objective

Idaho Tax-Exempt Fund seeks to provide income free from federal income, federal alternative minimum, and Idaho state income taxes. Preservation of capital is a secondary objective.

Portfolio Diversification

	% of Total Net Assets

∎	General Obligations	43.9%
∎	State Education	14.2%
∎	Real Estate	9.9%
∎	Municipal Leases	8.5%
∎	Government Bonds	4.3%
∎	Financial Services	3.5%
∎	Water Supply	3.4%
∎	Medical/Hospitals	2.2%
∎	Pollution Control	2.2%
∎	Health Care Facilities	2.0%
∎	Educational Services	0.5%
∎	Other assets (net of liabilities)	5.4%

Top 10 Holdings

% of Total Net Assets

Teton Co, ID SCD #401 Driggs (4.00% due 09/15/2035)	3.9%

Canyon Co ID SCD #134 Middleton (4.00% due 09/15/2028)	3.1%

Idaho State Building Authority (5.00% due 09/01/2032)	2.9%

Nez Perce CO ISD #1 Lewiston (5.00% due 09/15/2029)	2.7%

Idaho Fish & Wildlife Foundation Rev (5.00% due 12/01/2033)	2.6%

Ada & Canyon Cos ID JSD #2 Meridian (5.00% due 08/15/2032)	2.6%

Idaho Falls ID COPs (4.00% due 09/15/2028)	2.4%

Idaho St Bond Bank Auth Rev (4.00% due 09/15/2032)	2.3%

Twin Falls Co ID SCD #411 Series A (4.25% due 09/15/2030)	2.3%

Caribou Franklin Bannock JSD #148 (3.25% due 09/15/2035)	2.2%

Semi-Annual Report	May 31, 2022	5

Schedule of Investments			As of May 31, 2022

Municipal Bonds - 93.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Educational Services

Boise City ID Indep Sch Dist	5.00% due 08/01/2032	$65,000	$74,298	0.5%

			74,298	0.5%

Financial Services

Idaho Housing & Finance Rev	3.00% due 07/01/2036	65,000	65,024	0.5%

Idaho St Bond Bank Auth Rev	4.00% due 09/15/2032	95,000	98,475	0.7%

Idaho St Bond Bank Auth Rev	4.00% due 09/15/2032	310,000	318,458	2.3%

			481,957	3.5%

General Obligation

Ada & Canyon Cos ID JSD #2 Meridian	5.00% due 08/15/2032	325,000	354,881	2.6%

Ada & Canyon Cos ID JSD #3 Kuna	4.00% due 09/15/2027	100,000	108,491	0.7%

Boise City ID Independent SD	3.00% due 08/01/2038	100,000	94,827	0.7%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2031	200,000	202,176	1.5%

Bonneville & Bingham Cos JSD #93	5.00% due 09/15/2029	250,000	252,720	1.8%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	15,000	15,116	0.1%

Bonneville Co ID SCD #91	4.00% due 09/15/2026	35,000	35,189	0.2%

Bonneville Co ID SCD #91	3.75% due 09/15/2032	285,000	287,062	2.1%

Canyon Co ID SCD #134 Middleton	4.00% due 09/15/2028	400,000	421,976	3.1%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2031	290,000	297,143	2.2%

Canyon Co ID SCD #135 Notus	3.25% due 09/15/2032	170,000	172,659	1.3%

Canyon Co ID SCD #139 Vallivue	5.00% due 09/15/2024	260,000	262,635	1.9%

Canyon Co ID Sch Dist #139 Vallivue	5.00% due 09/15/2030	200,000	232,159	1.7%

Caribou Franklin Bannock JSD #148	3.25% due 09/15/2035	300,000	306,931	2.2%

Cassia Oneida Twin Falls JSD #151	3.375% due 09/15/2034	160,000	160,757	1.2%

College of Western ID Annual Approp	4.00% due 10/01/2027	125,000	134,560	1.0%

Kootenai Co ID SCD # 271 UNREF	4.00% due 09/15/2025	125,000	125,699	0.9%

Kootenai Co ID SCD #271 PREREF	4.00% due 09/15/2025	40,000	40,304	0.3%

Kootenai Co ID SCD #273	4.00% due 08/15/2031	265,000	278,479	2.0%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2027	100,000	102,669	0.7%

Latah Co ID SCD #281 Moscow Ser B	4.00% due 08/15/2028	200,000	205,314	1.5%

Madison Co ID Sch Dist #321 Rexburg	5.00% due 09/15/2034	25,000	27,833	0.2%

Madison Co. Id. SDC #321	5.00% due 09/15/2035	250,000	278,073	2.0%

Owyhee & Canyon Co. # 363 Marsing	4.00% due 09/15/2035	150,000	158,733	1.1%

SUN VLY ID	5.00% due 09/15/2029	40,000	45,579	0.3%

Teton Co, ID SCD #401 Driggs	4.00% due 09/15/2035	500,000	535,238	3.9%

Twin Falls Co ID SCD #411 Series A	4.00% due 09/15/2027	170,000	177,689	1.3%

Twin Falls Co ID SCD #411 Series A	4.25% due 09/15/2030	300,000	315,237	2.3%

Twin Falls Co ID SCD #411 Series B	4.75% due 09/15/2039	200,000	212,382	1.5%

Valley & Adams Cos ID JSD #421	3.00% due 08/01/2026	220,000	220,662	1.6%

			6,063,173	43.9%

Government Bonds

Idaho St Bldg Auth Health & Welfare	5.00% due 09/01/2043	25,000	27,887	0.2%

Idaho St Health Facs Auth	4.00% due 09/01/2045	265,000	265,638	1.9%

Idaho St Hsg & Fin Assn	5.00% due 07/15/2037	100,000	113,708	0.9%

			407,233	3.0%

Health Care Facilities

Idaho Health Faci Auth Hos Rev	5.00% due 12/01/2047	260,000	276,089	2.0%

			276,089	2.0%

Continued on next page.

6	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Schedule of Investments			As of May 31, 2022

Municipal Bonds - 93.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Medical/Hospitals

Idaho Health Rev Trinity Health Grp	3.25% due 12/01/2028	$300,000	$304,380	2.2%

			304,380	2.2%

Municipal Leases

Fremont Cnty ID Annual Approp COPS	4.00% due 09/01/2031	280,000	304,509	2.2%

Fremont Cnty ID Annual Approp COPS	4.00% due 09/01/2036	210,000	223,465	1.6%

Idaho Falls ID COPs	4.00% due 09/15/2028	310,000	334,354	2.4%

Idaho Falls ID COPS	4.00% due 09/15/2038	150,000	158,860	1.2%

Idaho St HLTH FACS ADA CNTY	4.00% due 09/01/2040	155,000	158,488	1.1%

			1,179,676	8.5%

Pollution Control

Idaho Bond Bank Authority	4.30% due 09/01/2022	20,000	20,050	0.2%

Idaho Bond Bank Authority	4.00% due 09/15/2032	130,000	139,366	1.0%

Idaho Bond Bank Authority	4.00% due 09/15/2033	135,000	144,490	1.0%

			303,906	2.2%

Real Estate

Idaho Fish & Wildlife Foundation Rev	5.00% due 12/01/2033	320,000	360,761	2.6%

Idaho Fish & Wildlife Foundation Rev	4.00% due 12/01/2036	200,000	212,673	1.6%

Idaho St HSG & FIN	2.25% due 07/01/2031	200,000	182,052	1.3%

Idaho State Building Authority	5.00% due 09/01/2031	200,000	201,880	1.5%

Idaho State Building Authority	5.00% due 09/01/2032	400,000	403,760	2.9%

			1,361,126	9.9%

State Education

Ada & Canyon ID SCH #3 Kuna	5.00% due 09/15/2030	25,000	27,995	0.2%

Boise State University ID Revenue	5.00% due 04/01/2028	125,000	134,045	1.0%

Boise State University ID Revenue	5.00% due 04/01/2032	160,000	173,436	1.3%

Idaho State University Revenue	4.00% due 04/01/2027	170,000	179,822	1.3%

Idaho State University Revenue	4.00% due 04/01/2030	245,000	254,704	1.8%

Idaho State University Revenue	3.00% due 04/01/2031	250,000	244,188	1.8%

Jefferson & Madison Cos. ID SCD#251	5.00% due 09/15/2028	100,000	115,493	0.8%

Jefferson & Madison ID SCD #251	5.00% due 09/15/2032	25,000	28,837	0.2%

Nez Perce CO ISD #1 Lewiston	5.00% due 09/15/2029	330,000	370,497	2.7%

North Idaho College Dormitory Rev	4.00% due 11/01/2030	285,000	298,207	2.2%

Univ of Idaho ID Revenues	4.00% due 04/01/2038	125,000	132,475	0.9%

			1,959,699	14.2%

Water Supply

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2032	195,000	205,036	1.5%

Payette Lakes Rec Wtr & Swr Rev	4.00% due 08/01/2034	255,000	267,547	1.9%
			472,583	3.4%

Total Municipal Bonds	(Cost $13,092,435)		$12,884,120	93.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	7

Schedule of Investments				As of May 31, 2022

Municipal Revenue Bonds - 1.3%	Coupon / Maturity	Face Amount	Market Value	Percentage of Net Assets

Government Bonds

ID ST Hsg & Fin Assn Sales Tax Rev	5.00% due 08/15/2047	$150,000	$174,699	1.3%

Total Municipal Revenue Bonds	(Cost $ 176,194)		$174,699	1.3%

Total investments	(Cost $ 13,268,629)		$13,058,819	94.6%

Other assets (net of liabilities)			748,417	5.4%

Total net assets			$13,807,236	100.0%

Bond Quality Diversification

	% of Total Net Assets

∎	AAA	31.6%
∎	AA+	20.1%
∎	AA	17.6%
∎	AA-	7.8%
∎	A+	13.3%
∎	A	3.1%

∎	Not Rated	1.1%

∎	Other Assets (net of liabilities)	5.4%

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury  securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the Fund or its shares. Ratings may be subject to change.

8	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Statement of Assets and Liabilities

As of May 31, 2022

Assets

Investments in securities, at value (Cost $13,268,629)	$13,058,819

Cash	630,556

Interest receivable	131,276

Prepaid expenses	3,365

Other assets	801

Receivable for Fund shares sold	25

Total assets	13,824,842

Liabilities

Accrued advisory fees	5,723

Distributions payable	2,927

Payable for Fund shares redeemed	2,721

Accrued audit expenses	1,898

Accrued trustee expenses	1,002

Accrued legal expenses	892

Accrued printing fees	792

Accrued postage	610

Accrued other operating expenses	513

Accrued Chief Compliance Officer expenses	481

Accrued retirement plan custody fee	47

Total liabilities	17,606

Net assets	$13,807,236

Analysis of net assets

Paid-in capital (unlimited shares authorized, without par value)	$14,071,283

Total distributable earnings	(264,047)

Net assets applicable to Fund shares outstanding	$13,807,236

Fund shares outstanding	2,624,378

Net asset value, offering and redemption price per share	$5.26

Statement of Operations

Period ended May 31, 2022

Investment income

Interest income	$172,302

Total investment income	172,302

Expenses

Investment advisory fees	36,085

Audit fees	3,989

Filing and registration fees	1,895

Trustee fees	1,496

Transfer agent fees	909

Other expenses	796

Legal fees	650

Chief Compliance Officer expenses	603

Printing and postage expenses	502

Custodian fees	296

Retirement plan custodial fees	52

Total gross expenses	47,273

Less transfer agent fees waived	(909)

Less custodian fee credits	(296)

Net expenses	46,068

Net investment income	$126,234

Net realized gain from investments	$2,165

Net decrease in unrealized appreciation on investments	(866,200)

Net loss on investments	$(864,035)

Net decrease in net assets resulting from operations	$(737,801)

The accompanying notes are an integral part of these financial statements.	Semi-Annual Report	May 31, 2022	9

Statement of Changes of Net Assets	Period ended May 31, 2022	Year ended November 30, 2021

Decrease in net assets from operations

From operations

Net investment income	$126,234	$256,237

Net realized gain on investment	2,165	27,674

Net decrease in unrealized appreciation	(866,200)	(211,219)

Net increase (decrease) in net assets	(737,801)	72,692

Distributions to shareowners	(126,223)	(256,226)

Capital share transactions

Proceeds from sales of shares	814,734	1,605,737

Value of shares issued in reinvestment of dividends	109,716	221,011

Cost of shares redeemed	(1,141,066)	(1,735,159)

Total capital share transactions	(216,616)	91,589

Total decrease in net assets	(1,080,640)	(91,945)

Net assets

Beginning of period	14,887,876	14,979,821

End of period	$13,807,236	$14,887,876

Shares of the Fund sold and redeemed

Number of shares sold	151,393	286,094

Number of shares issued in reinvestment of dividends	20,423	39,403

Number of shares redeemed	(215,524)	(308,540)

Net increase (decrease) in number of shares outstanding	(43,708)	16,957

Financial Highlights	For period ended		For the year ended November 30,

Selected data per share of outstanding capital stock throughout each period:	May 31, 2022	2021	2020	2019	2018	2017

Net asset value at beginning of period	$5.58	$5.65	$5.55	$5.28	$5.37	$5.29

Income from investment operations

Net investment income	0.05	0.10	0.10	0.11	0.12	0.13

Net gains (losses) on securities (both realized & unrealized)	(0.32)	(0.07)	0.10	0.27	(0.09)	0.08

Total from investment operations	(0.27)	0.03	0.20	0.38	0.03	0.21

Less distributions

Dividends (from net investment income)	(0.05)	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)

Total distributions	(0.05)	(0.10)	(0.10)	(0.11)	(0.12)	(0.13)

Net asset value at end of period	$5.26	$5.58	$5.65	$5.55	$5.28	$5.37

Total returnA	(4.91)%	0.51%	3.67%	7.30%	0.51%	3.90%

Ratios / supplemental data

Net assets ($000), end of period	$13,807	$14,888	$14,980	$13,487	$13,554	$17,474

Ratio of expenses to average net assets

Before transfer agent fee waiver and custodian fee creditsB	0.66%	0.67%	0.72%	0.69%	0.68%	0.67%

After transfer agent fee waiverB	0.64%	0.66%	0.71%	0.67%	0.67%	0.66%

After transfer agent fee waiver and custodian fee creditsB	0.64%	0.66%	0.71%	0.67%	0.67%	0.65%

Ratio of net investment income after fee waiver and custodian credits to average net assetsB	1.75%	1.75%	1.82%	2.07%	2.20%	2.33%

Portfolio turnover rateA	4%	9%	5%	4%	13%	20%

A	Not annualized for periods less than one year.
B	Annualized for periods less than one year.

10	May 31, 2022	Semi-Annual Report	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 – Organization

Saturna Investment Trust (the “Trust”) was established under Washington State Law as a business trust on February 20, 1987. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. In addition to Idaho Tax-Exempt Fund (the “Fund”), eight portfolios have been created to date: Sextant Short-Term Bond Fund, Sextant Bond Income Fund, Sextant Core Fund, Sextant Global High Income Fund, Sextant Growth Fund, Sextant International Fund, Saturna Sustainable Equity Fund, and Saturna Sustainable Bond Fund (each, a “Fund”, and collectively, the “Funds”). The other eight portfolios are distributed through separate prospectuses and the results of those Funds are contained in separate reports.

The Idaho Tax-Exempt Fund was first authorized to sell shares of beneficial interest on September 4, 1987.

The Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Investment risks:

The value of Fund shares rises and falls as the value of the bonds in which the Fund invests goes up and down. The risks inherent in the Fund depend primarily on the terms and quality of the obligations in the Fund’s portfolio, as well as on market conditions. When interest rates rise, bond prices fall. When interest rates fall, bond prices go up. Bonds with longer maturities, such as those held by the Fund, usually are more sensitive to interest rate changes than bonds with shorter maturities. Only consider investing in the Fund if you are willing to accept the risk that you may lose money.

The Fund entails credit risk, which is the possibility that a bond will not be able to pay interest or principal when due. If the credit quality of a bond is perceived to decline, investors will demand a higher yield, which means a lower price on that bond to compensate for the higher level of risk. If a security held by the Fund defaults on payment of interest or principal, the Fund’s income, ability to preserve capital, and liquidity would all be adversely affected.

Fund investments are susceptible to factors adversely affecting Idaho, such as political, economic, and financial trends unique to this relatively small state. Investing only in Idaho bonds means that the Fund’s investments are more concentrated than other mutual funds, and relatively few bond price changes may lead to underperformance compared to investments selected in greater number and/or from a wider universe.

The Fund is vulnerable to income tax rate changes, either at the Idaho or federal level, since part of municipal securities’ value is derived from the recipient’s ability to exclude interest payments from taxation.

Note 2 – Unaudited Information

The information in this interim report has not been subjected to independent audit.

Note 3 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Fund in the preparation of its financial statements.

Security valuation:

Debt securities are valued using bid-side valuations provided by an independent service. The service determines valuations using factors such as yields or prices of bonds of comparable quality, type of issue, coupon maturity, ratings, trading activity, and general market conditions. In the absence of a valuation from an independent service for a security, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Share valuation:

The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is the offering and redemption price per share.

The Trustees have adopted certain policies and procedures with respect to frequent trading of Fund shares. The Fund is intended for long-term investment and does not permit rapid trading of its shares. The Fund cannot always identify all intermediaries, or detect or prevent trading that violates the Frequent Trading Policy through intermediaries or omnibus accounts.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s investments and are summarized below.

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Semi-Annual Report	May 31, 2022	11

Notes To Financial Statements (continued)

The following table is a summary of the inputs used as of May 31, 2022, in valuing the Fund’s investments carried at value.

Fair Value Inputs	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total

Municipal Bonds[1]	$-	$12,884,120	$-	$12,884,120

Municipal Revenue Bonds[1]		$174,699		$174,699

Total Assets	$-	$13,058,819	$-	$13,058,819

¹	See Schedule of Investments for industry breakout.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

Income taxes:

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. As the Fund intends to meet requirements for tax-exempt income dividends, and the requirements of the Idaho Department of Revenue for income dividends exempt from Idaho state income tax, no income tax provisions are required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2018 – 2020), or expected to be taken in the Fund’s 2021 tax return. The Fund identifies its major tax jurisdiction as US federal and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.

As of November 30, 2021, there were no reclassifications to the capital accounts.

Distributions to shareowners:

The Fund’s dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. Distributions of capital gains, if any, are made at least annually and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Fund, at the net asset value on the payable date. Shareowners may elect to take distributions in cash if they total $10 or more.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

LIBOR Transition Risk:

The United Kingdom’s Financial Conduct Authority (FCA) announced a phase out of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. However, subsequent announcements by the FCA, the LIBOR administrators, and other regulators indicate that it is possible that the most widely used LIBOR rates my continue until mid-2023. It is anticipated that LIBOR ultimately will be discontinued. Although financial regulators and industry working groups have suggested alternative reference rates, global consensus is lacking and the transition from LIBOR remains unclear. As a result, the Fund may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging activities, or investment value. The transition process away from LIBOR might lead to increase volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against, instruments whose term currently include LIBOR. The ultimate effect of the LIBOR transition process on the Fund is uncertain.

12	May 31, 2022	Semi-Annual Report

Notes To Financial Statements (continued)

Other:

Interest income is recognized on an accrual basis. Premiums on securities purchased are amortized and discounts are accreted using the yield to maturity method over the lives of the respective securities or where applicable, to the first call date of the securities with premiums.

Recent Accounting Pronouncement:

In December 2020, the Securities and Exchange Commission (“SEC”) adopted Rule 2a-5 under the 1940 Act, which establishes requirements for determining fair value in good faith for purposes of the 1940 Act, including related oversight and reporting requirements. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act, the threshold for determining whether a fund must fair value a security. The SEC also adopted new Rule 31a-4 under the 1940 Act, which sets forth the recordkeeping requirements associated with fair value determinations. Finally, the SEC is rescinding previously issued guidance on related issues, including the role of a board in determining fair value and the accounting and auditing of fund investments. Rule 2a-5 and Rule 31a-4 became effective on March 8, 2021, with a compliance date of September 8, 2022. Management will implement on effective date.

Note 4 – Transactions with Affiliated Persons

Under a contract approved by shareowners on September 28, 1995 and reviewed and approved annually by the Trust’s Board of Trustees, including those Trustees who are not parties to the contract or “interested persons” (as defined in the Investment Company Act of 1940) of such parties or the Trust (the “Independent Trustees”), Saturna Capital Corporation (“Saturna Capital”) provides investment advisory services and certain other administrative and distribution services to conduct the Fund’s business. For such services, the Fund pays an annual fee equal to 0.50% of its average daily net assets. For the fiscal period ended May 31, 2022, the Fund incurred advisory fee expenses of $36,085.

Expenses incurred by the Trust on behalf of the Fund (e.g., legal fees) are allocated to the Fund and the other Funds of the Trust on the basis of relative daily average net assets.

Saturna Capital also acts as transfer agent for the Fund, for which it did not receive any compensation during the fiscal period ended May 31, 2022. Saturna Capital has voluntarily elected to waive the transfer agent fee through November 30, 2022, to reduce the Fund’s operating expenses. Such fees, had they been charged, would have totaled $909.

Saturna Brokerage Services, Inc. (“SBS”), a discount brokerage and subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor for the Fund.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as a retirement plan custodian for Fund shareowners. For the fiscal period ended May 31, 2022, the Fund incurred retirement plan custodial fees of $52.

Mrs. Jane Carten serves as a trustee and president of the Trust. She is also a director and the president of Saturna Capital and Saturna Trust Company. She is not compensated by the Trust. For the fiscal period ended May 31, 2022, the Trust paid trustee compensation expenses of $28,125 which is included in the $25,791 of total expenses incurred for the independent Trustees. The Fund’s allocation of these expenses was $1,496.

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal period ended May 31, 2022, the Fund’s allocation of these expenses was $603.

On May 31, 2022, the trustees, officers, and their immediate families as a group directly or indirectly owned 14.43% of the outstanding shares of the Fund.

Note 5 – Distributions to Shareowners

The tax characteristics of distributions paid during the fiscal period ended May 31, 2022, and the fiscal year November 30, 2020, were as follows:

	Period ended May 31, 2022	Year ended November 30, 2021
Tax-exempt income	$126,223	$256,226

Semi-Annual Report	May 31, 2022	13

Notes To Financial Statements (continued)

Note 6 – Federal Income Taxes

The cost basis of investments for federal income tax purposes as of May 31, 2022 were as follows:

Cost of investments	$13,268,629

Gross unrealized appreciation	$116,742

Gross unrealized depreciation	$(326,552)

Net unrealized appreciation	$(209,810)

As of November 30, 2021, the components of distributable earnings on a tax basis were as follows:

Undistributed tax exempt income	$3,870

Accumulated capital loss	$(60,283)

Unrealized appreciation	$656,390

Total accumulated earnings	$599,977

As of November 30, 2021, the Fund had capital loss carryforwards as follows, subject to regulation.

	Carryforward	Expiration

Short-term loss carryforward	$55,441	Unlimited

Long-term loss carryforward	$4,842	Unlimited

	$60,283

Note 7 – Investments

During the period ended May 31, 2022, the Fund purchased $680,476 of securities and sold/matured $490,000 of securities.

Note 8 – Custodian

Under the agreement in place with UMB Bank, custody fees are reduced by credits for cash balances. Such reduction for the period ended May 31, 2022 amounted to $296.

Note 9 – COVID-19 Pandemic

The COVID-19 pandemic has adversely impacted global commercial activity and contributed to significant volatility in global equity and debt markets. The pandemic has resulted in quarantines, stay at home orders, travel prohibitions and closures, disrupting supply chains and economic activity. The duration of the pandemic’s effects remain uncertain and difficult to assess. The effects of the pandemic may adversely impact the fund’s performance and its ability to achieve its investment objective.

Note 10 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the period that materially impacted the amounts or disclosures in the Funds’ financial statements.

14	May 31, 2022	Semi-Annual Report

Expenses

All mutual funds have operating expenses. As an Idaho Tax-Exempt Fund shareowner, you incur ongoing costs, including management fees and other fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Idaho Tax-Exempt Fund, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Example

The following example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2021, to May 31, 2022).

Actual Expenses

The first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Fund may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example for Comparison Purposes

The second line provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as charges for extra services like bank wires.

Please note that the expenses shown are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees (note that the Idaho Tax-Exempt Fund does not charge any such transactional costs). Therefore, the “Hypothetical” line is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2021]	Ending Account Value [May 31, 2022]	Expenses Paid During Period[1]	Annualized Expense Ratio

Actual	$1,000.00	$950.90	$3.11	0.64%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.22	0.64%

[1]

Expenses are equal to Idaho Tax-Exempt Bond Fund’s annualized expense ratio of 0.67% (based on the most recent semi-annual period of December 1, 2021 through May 31, 2022) multiplied by the average account value over the period multiplied by 182/365 (to reflect the one-half year period).

Semi-Annual Report	May 31, 2022	15

Availability of Quarterly Portfolio Information

(1)

The Idaho Tax-Exempt Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Fund’s Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Fund makes a complete schedule of portfolio holdings after the end of each month available at www.idahotaxexemptfund.com.

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www. idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-800-728-8762; (b) on the Fund’s website at www.idahotaxexemptfund.com; and (c) on the SEC’s website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Fund’s prospectus, each annual and semi-annual report, and proxy statement when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies 30 days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-800-728-8762 or write to us at Saturna Capital/Idaho Tax-Exempt Fund, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

16	May 31, 2022	Semi-Annual Report

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareowners.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 14, 2021, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Privacy Statement

At Saturna Capital and the Idaho Tax-Exempt Fund, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain nonpublic information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareowner reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Semi-Annual Report	May 31, 2022	17

Except for this legend, this page has been left blank intentionally.

18	May 31, 2022	Semi-Annual Report

Except for this legend, this page has been left blank intentionally.

Semi-Annual Report	May 31, 2022	19

This report is issued for the information of the shareowners of the 1300 North St ate Street Idaho Tax-Exempt Fund. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an Bellingham, WA 98225 effective prospectus relating to the securities of the Fund, a series www.saturna.com of Saturna Investment Trust. 1-800-728-8762 Saturna Brokerage Services, Distributor

Item 2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Registrant’s website at https://www.saturna.com/code-ethics. Requests may also be made via telephone at 1-800-728-8762, and will be processed within one business day of receiving such request.

Item 3. Audit Committee Financial Expert

Not applicable.

Item 4. Principal Accountant Fees and Services

Not applicable.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) The Schedule of Investments is fully answered in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item11. Controls and Procedures

a. The Registrant’s President and Treasurer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report, that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

b. There were no significant changes in the Registrant’s internal control over financial reporting (as defined in Rule 30e-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

(c) Registrant’s Rule 30e-3 Notice pursuant to Item 1(b) of Form N-CSR. Attached hereto as EX-99.30e-3 Notice.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SATURNA INVESTMENT TRUST

By:

/s/ Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 29, 2022
Date

Pursuant to the requirements of the Securities Exchange Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities indicated.

By:

/s/ Jane K. Carten, President
Signature and Title

Jane K. Carten, President
Printed name and Title

July 29, 2022
Date

By:

/s/ Christopher R. Fankhauser, Treasurer
Signature and Title

Christopher R. Fankhauser, Treasurer
Printed name and Title

July 29, 2022
Date

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